UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Item 1. Reports to Stockholders.

Infinity Q Diversified Alpha Fund

Annual Report to Shareholders

Consolidated Financial Statements

August 31, 2017

Infinity Q Diversified Alpha Fund

Annual Report to Shareholders

Consolidated Financial Statements

August 31, 2017

TABLE OF CONTENTS
Page
Adviser's Shareholder Letter	1 - 4
Expense Example	5
Consolidated Financial Statements
Consolidated Schedule of Investments	6 - 24
Consolidated Statement of Assets and Liabilities	25 - 26
Consolidated Statement of Operations	27
Consolidated Statement of Changes in Net Assets	28
Consolidated Statement of Cash Flows	29
Consolidated Financial Highlights	30 - 31
Notes to Consolidated Financial Statements	32 - 50
Report of Independent Registered Public Accounting Firm	51
Trustee and Officer Information	52 -53
Other Information

Dear Shareholder:

Infinity Q Capital Management is a pioneering investment advisor managed by a team of professionals who also manage assets for Wildcat Capital Management, the family office for David Bonderman, the co-founder of $75 Billion private equity firm TPG. The Infinity Q Diversified Alpha Fund (the "Fund") attempts to generate positive absolute returns by providing exposure to several "alternative" strategies including Volatility, Equity Long/Short, Relative Value, and Global Macro. Our strategies are intended to have a low correlation to equity, fixed income, and credit markets.

Using a "quantamental" approach we combine the depth of private equity research with robust rules-based quantitative analysis to create a diversified, dynamically rebalanced investment portfolio across the four strategy buckets. We pursue compelling discretionary investment opportunities while simultaneously harvesting uncorrelated alpha and risk premia systematically across asset classes. Our systematic strategies are based on economic intuition and rigorously tested out of sample in an attempt to avoid overfitting. Our forecasting models incorporate fundamental, technical, behavioral, and informational factors. Our discretionary strategies incorporate these same factors but rely heavily on private equity style due diligence.

To seek to mitigate risk, we combine purely systematic strategies, purely discretionary strategies, and hybrid strategies and further diversify across asset class, time horizon, and model type. Critically, we believe the addition of qualitative oversight enables us the potential to add significant alpha over time.

Our portfolio construction and dynamic asset allocation process incorporates risk management throughout and considers proprietary optimizations and our current macroeconomic outlook. Strategies are added to the portfolio and sized appropriately utilizing both quanititative and qualitative inputs including expected return, expected tail loss, market payoff distributions, correlations, and liquidity to arrive at our optimal portfolio.

On a total return basis, the Fund's Institutional Class shares returned 7.88% for the period beginning August 31, 2016 and ending August 31, 2017. Over this period, the Fund realized a beta to equities of -0.14, as measured by the S&P Total Return Index. The S&P Total Return Index returned +16.23% and the Fund's benchmark, the Credit Suisse Hedge Fund Index, had a return of 6.20% over the same period.

In the next section, we provide more detail on the performance attribution by strategy.

Volatility
The Volatility portfolio contributed 820 bps during the period. The gains were driven by our long equity vs. currency correlation positions and our regional long/short positions. Our volatility carry positions were the next largest contributor with the gains led by SPX and US 10 Year Treasuries. The volatility hedges caused losses during the year driven by our SPX hedges.

Global Macro
The Global Macro portfolio contributed 20 bps during the period. The gains were paced by our short New Zealand Dollar and Euro/Indian Rupee positions. These gains were partially offset by losses in our long US Dollar/Taiwan Dollar and US Dollar/Singapore Dollar positions. Our position in the CDX emerging markets index generated slight losses during the year as well.

Relative Value
The Relative Value portfolio detracted 22 bps during the period. The losses were primarily driven by our commodity liquidity timing strategies. We generated strong gains in our commodities curve carry during the year.  We reduced our allocation to these strategies due to the recent change in volatility and correlation characteristics, but we still expect these strategies to remain a core part of the portfolio for the foreseeable future.

Equity Long/Short (L/S)
The Equity L/S strategy detracted 40 bps. The losses were driven by our healthcare L/S strategy. The strategy experienced a challenging period over the last year and we have reduced exposure. We increased our exposure to our European L/S, MLP L/S and Earnings L/S strategies which helped mitigate the majority of the losses from the healthcare L/S strategy.  These strategies continued to outperform our discretionary L/S exposures and remain the majority of the equity L/S risk budget. The addition of the European L/S strategy and earnings L/S strategies have made this portfolio more balanced and less directional.

Comparison of Change in Value of a Hypothetical $10,000 Investment from 9/30/14 (inception) through 08/31/17
(Assumes reinvestment of dividends and capital gains but does not reflect the effect of redemption fees and does not guarantee future performance)

Total Returns as of August 31, 2017
Infinity Q Diversified Alpha Fund

	1 Year	September 30, 2014 (inception) to August 31, 2017 *
Fund – Institutional Class: IQDNX	7.88%	3.48%
Fund – Investor Class: IQDAX (without load)	7.56%	3.30%

Credit Suisse Hedge Fund Index	6.20%	2.07%

*Returns reported for periods greater than one year are annualized.

The gross expense ratio for the Institutional Share Class is 2.19% without dividend and interest expense, but there is an expense cap at 1.95%. The gross expense ratio for the Investor Share Class is 2.52% without dividend and interest expense, but there is an expense cap at 2.20%. The Adviser has contractually agreed to waive fees until at least December 31, 2017.

Performance data quoted represents past performance; past performance is not an indicator or guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be higher or lower than the performance quoted. Performance current to the most recent month-end may be obtained by calling (212) 430-4200. The performance presented is net of management fees and expenses and reflects the reinvestment of dividends and other earnings. Performance data also reflects fee waivers and in the absence of these waivers performance would be reduced. Performance data does not reflect the 1.00% redemption fee imposed on shares held 60 days or less which would also reduce performance.

The Fund imposes a 1% redemption fee on shares held 60 days or less.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Derivatives, such as Credit Default Swaps (CDS) and Forwards and Futures, involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations.

The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Fund, and money borrowed will be subject to interest costs.

Absolute return strategies are not designed to outperform stocks and bonds during strong market rallies.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Alpha is an annualized return measure of how much better or worse a fund's performance is relative to an index of funds in the same category, after allowing for differences in risk.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Beta measures the volatility of the Fund, as compared to that of the overall market. The Market's beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Credit Suisse Hedge Fund Index is an asset-weighted hedge fund index and includes only funds, as opposed to separate accounts. The index uses the Credit Suisse Hedge Fund Database, which tracks approximately 9,000 funds and consists only of funds with a minimum of US$50 million under management, a 12-month track record, and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses.

 One cannot invest directly in an index.

Diversification does not assure a profit nor protect against loss in a declining market.

Infinity Q Capital Management is the Advisor to the Infinity Q Diversified Alpha Fund, which is distributed by Quasar Distributors, LLC ("Quasar").

Infinity Q Capital Management, LLC ("Infinity Q") was launched to offer certain of Wildcat's investment strategies to institutional and retail clients. Wildcat Capital Management, LLC ("Wildcat") was formed in September 2011 to act as the family investment office for the founding partner of TPG Capital, David Bonderman. The investment team and control functions are largely the same for both Wildcat and Infinity Q. Quasar is not affiliated with TPG Capital or Wildcat.

Infinity Q Diversified Alpha Fund
Expense Example
For the Year Ended August 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, dividend expense, and interest expense; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2017 to August 31, 2017 (the "Period").

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the Period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading "Hypothetical Performance (5% Return Before Expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During the Period

	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD
Infinity Q Diversified Alpha Fund – Investor Class
Actual Fund Return (1)	$1,000.00	$1,023.70	2.70%	$13.76
Hypothetical 5% Return *	$1,000.00	$1,038.80	2.70%	$13.86

Infinity Q Diversified Alpha Fund – Institutional Class
Actual Fund Return (1)	$1,000.00	$1,025.60	2.45%	$12.50
Hypothetical 5% Return *	$1,000.00	$1,037.55	2.45%	$12.58

(1)
Expenses are equal to each class's annualized expense ratio of 2.70% for Investor Class and 2.45% for Institutional Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Period).

*
Hypothetical expenses are equal to each class's annualized expense ratio as indicated, multiplied by the average account value over the period commencing March 1, 2017, multiplied by 184/365 to reflect information had each class been in operation for the entire period.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments
August 31, 2017

COMMON STOCKS (2.7%)	Shares		Value

Biotechnology
Editas Medicine, Inc. (a)	41,324		$872,350
Intellia Therapeutics, Inc. (a)	3,542		74,488
Sorrento Therapeutics, Inc. (a)	123,597		222,475
Total Biotechnology			1,169,313

Health Care Technology
NantHealth, Inc. (a)	113,205		313,578
UroGen Pharma Ltd. (a)	125,000		2,981,250
Total Health Care Technology			3,294,828

TOTAL COMMON STOCKS (Cost $4,831,062)			$4,464,141

EXCHANGE TRADED FUNDS (6.7%)
CurrencyShares Japanese Yen Trust (a)	31,245		2,731,750
iShares JP Morgan Emerging Markets Bond ETF	70,000		8,196,300
TOTAL EXCHANGE TRADED FUNDS (Cost $10,779,364)			$10,928,050

OPTIONS PURCHASED (1.2%) (a)
	Contracts	Notional ($)
Call Options Purchased (0.7%)
Dicks Sporting Goods, Expires September 15, 2017 at $38.00	3,300	8,698,800	8,250
PowerShares DB US Dollar Bullish ETF, Expires September 15, 2017 at $24.50	20,000	48,060,000	60,000
S&P 500 Index, Expires September 15, 2017 at $2,500.00	500	123,582,500	157,500
SPX Volatility Index, Expires September 20, 2017 at $17.00	16,000	16,944,000	600,000
SPX Volatility Index, Expires September 20, 2017 at $18.00	9,500	10,060,500	308,750
Total Call Options Purchased (Premiums paid $2,481,151)			1,134,500

Put Options Purchased (0.1%)
S&P 500 Index, Expires August 31, 2017 at $2,300.00	1,000	247,165,000	2,500
S&P 500 Index, Expires August 31, 2017 at $2,365.00	480	118,639,200	1,200
S&P 500 Index, Expires August 31, 2017 at $2,400.00	1,000	247,165,000	2,500
S&P 500 Index, Expires September 8, 2017 at $2,380.00	1,000	247,165,000	75,000
S&P 500 Index, Expires September 15, 2017 at $2,370.00	480	118,639,200	87,600
Total Put Options Purchased (Premiums paid $1,437,880)			168,800

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2017
		Notional /
	Counterparty	Vega Notional	Value
Over the Counter Options Purchased (0.3%) ^
Dispersion Basket, 15% Volatility Strike, Expires June 15, 2018 (b)	MS	35,000,000 EUR	$224,578
Dispersion Basket, 20% Volatility Strike, Expires June 15, 2018 (b)	CITI	20,000,000 USD	340,420
SX5E EUR/USD EUR/GBP Worst of Put, Expires December 15, 2017 (c)	CITI	20,000,000 EUR	238
Total Over the Counter Options Purchased (Premiums paid $994,385)			565,236

Currency Options (0.1%)
USD Call / TWD Put, Expires January 31, 2018 at 31.32 TWD	MS	30,000,000 USD	98,340
USD Call / TWD Put, Expires February 5, 2018 at 31.00 TWD	MS	10,000,000 USD	47,020
Total Currency Options (Premiums paid $1,074,200)			145,360

TOTAL OPTIONS PURCHASED (Premiums paid $5,987,616)			$2,013,896

	Shares
SHORT-TERM INVESTMENTS (28.8%)
Fidelity Investments Money Market Funds - Gvmt. Portfolio - Class I, 0.89% (d)	31,789,761		31,789,761
STIT Liquid Assets Portfolio - Institutional Class, 0.93% (d) (e)	15,217,542		15,217,542
TOTAL SHORT-TERM INVESTMENT (Cost $47,007,303)			$47,007,303

TOTAL INVESTMENTS (39.5%) (Cost $68,605,345)			$64,413,390

OTHER ASSETS IN EXCESS OF LIABILITIES (60.5%)			98,693,497
TOTAL NET ASSETS (100.0%)			$163,106,887

Counterparty abbreviations:

CITI − Citigroup
MS − Morgan Stanley

^ Inputs or metholodgy used in determining the value of these investments involve significant unobservable inputs. See Note 2.

(a) Non-income producing security.

(b) Terms and underlying basket components are listed on the following page.

(c) The final payout will equal the minimum value of the following three components multiplied by the notional amount as of December 15, 2017. If each of the returns is negative, the option will expire worthless.

1. Euro Stoxx 50 Index - Percentage decrease in value from strike of 3,382 over a basis value of 2,984.36.
2. EUR/USD exchange rate - Percentage decrease in rate from strike of 0.8360.
 3. EUR/GBP exchange rate - Percentage decrease in rate from strike of 1.0702.

(d) Rate quoted is seven-day yield at period end. See Note 8.

(e) Position held in the Subsidiary. See Notes.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2017

The following tables provide information on the underlying components of each option on dispersion basket. Underlying components are equally weighted. The payout will equal the notional amount multiplied by the average absolute difference between the return of each underlying security and the return of the basket in excess of the strike. If the average difference is less than the strike, the option will expire worthless.

Morgan Stanley Dispersion Basket, 15% Volatility Strike, Expires June 15, 2018
Purchased July 5, 2017
Notional: 35,000,000 EUR
Initial Price Level
Security	at July 5, 2017

Barclays plc	204.20
Credit Suisse Group AG-REG	14.46
HSBC Holdings plc	727.00
ING Groep NV	15.43
Intesa Sanpaolo	2.84
Lloyds Banking Group plc	65.69
Muenchener Rueckver AG-REG	180.25
Standard Chartered plc	789.70
Swiss Life Holding AG-REG	335.30
Unicredit SPA	17.00

Citigroup Dispersion Basket, 20% Volatility Strike, Expires June 15, 2018
Purchased June 21, 2017
Notional: $20,000,000
Initial Price Level
Security	at June 21, 2017

Amazon.com, Inc.	1,002.23
Amgen, Inc.	171.35
Apple Inc.	145.87
Bank of America Corp	23.13
BlackRock, Inc.	420.74
Boeing Co.	199.17
ConocoPhillips	44.95
Gap Inc.	21.90
Gilead Sciences, Inc.	67.50
Halliburton Company	42.23
McDonald's Corp	153.73
Merck & Co., Inc.	65.46
Netflix, Inc.	155.03
NVIDIA Corp	159.47
salesforce.com, Inc.	87.56

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2017

SECURITIES SOLD SHORT (-7.0%)		Shares		Value

EXCHANGE TRADED FUNDS (-7.0%)
CurrencyShares Euro Trust (a)		(20,000)		$(2,300,600)
iShares MSCI Brazil Capped ETF		(16,000)		(640,000)
iShares MSCI EAFE ETF		(300)		(20,070)
PowerShares DB US Dollar Bullish ETF (a)		(350,000)		(8,410,500)
ProShares Ultra VIX Short-Term Futures ETF (a)		(2,500)		(72,850)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $11,770,838)				$(11,444,020)

TOTAL SECURITIES SOLD SHORT (Proceeds $11,770,838)				$(11,444,020)

WRITTEN OPTIONS (-3.0%)		Contracts	Notional ($)

Call Options Written (-1.9%)
Nu Skin Enterprises, Inc., Expires September 15, 2017 at $55.00		(500)	(3,041,500)	(310,000)
PowerShares DB US Dollar Bullish ETF, Expires September 15, 2017 at $25.00		(20,000)	(48,060,000)	(10,000)
S&P 500 Index, Expires September 15, 2017 at $2,470.00		(250)	(61,791,250)	(361,250)
SPX Volatility Index, Expires September 20, 2017 at $20.00		(24,000)	(25,416,000)	(540,000)
SPX Volatility Index, Expires September 20, 2017 at $22.00		(14,000)	(14,826,000)	(245,000)
SPX Volatility Index, Expires January 27, 2018 at $15.00		(5,000)	(5,295,000)	(1,375,000)
Tesla, Inc., Expires September 15, 2017 at $315.00		(75)	(2,669,250)	(310,688)
Total Call Options Written (Premiums received $3,828,744)				(3,151,938)

Put Options Written (-0.2%)
S&P 500 Index, Expires August 31, 2017 at $2,350.00		(2,000)	(494,330,000)	(5,000)
S&P 500 Index, Expires September 8, 2017 at $2,330.00		(1,000)	(247,165,000)	(40,000)
S&P 500 Index, Expires September 15, 2017 at $2,300.00		(480)	(118,639,200)	(43,200)
SPX Volatility Index, Expires September 20, 2017 at $12.00		(4,000)	(4,236,000)	(240,000)
Total Put Options Written (Premiums received $1,115,320)				(328,200)

Over the Counter Options Written (-0.1%)	Counterparty
S&P 500 Index Knock-In Put, Expires December 15, 2017 at $2,400.00 (b)	CITI	(400)	(98,866,000)	(215,861)
Total Over the Counter Options Written (Premiums received $1,278,200)				(215,861)

Currency Options Written (-0.8%)
CNH Call / USD Put, Expires January 29, 2018 at 6.75 CNH	MS		(15,000,000)	(326,715)
TWD Call / USD Put, Expires February 5, 2018 at 30.20 TWD	MS		(10,000,000)	(194,3900)
TWD Call / USD Put, Expires January 31, 2018 at 30.35 TWD	MS		(30,000,000)	(676,440)
USD Call / CNH Put, Expires January 27, 2018 at 7.25 CNH	MS		(15,000,000)	(6,450)
USD Call / SAR Put, Expires August 28, 2018 at 4.50 SAR	MS		(50,000,000)	(4,100)
USD Call / TWD Put, Expires February 5, 2018 at 33.50 TWD	MS		(10,000,000)	(3,080)
USD Call / TWD Put, Expires January 31, 2018 at 33.50 TWD	MS		(30,000,000)	(8,190)
Total Currency Options Written (Premiums received $2,581,300)				(1,219,365)

TOTAL WRITTEN OPTIONS (Premiums received $8,803,564)				$(4,915,364)

Counterparty abbreviations:

CITI − Citigroup
MS − Morgan Stanley

(a) Non-income producing security.

(b) Option includes a knock-in barrier at the S&P 500 Index price of $2,150. The option can be excercised only if the S&P 500 Index falls below $2,150 before December 15, 2017.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2017

FORWARD CURRENCY CONTRACTS (-0.5%) (a)

			Delivered			Received	Unrealized
Settlement	Currency		Currency Value ($)	Currency		Currency Value ($)	Appreciation /
Date	Delivered		August 31, 2017	Received		August 31, 2017	(Depreciation)
11/24/2017	15,000,000	EUR	$ 17,938,131	1,113,450,000	INR	$ 17,289,213	$ (648,918)
9/5/2017	187,540,000	SAR	50,005,333	49,989,338	USD	49,989,338	(15,995)
9/8/2017	22,268,615	NZD	15,985,740	16,000,000	USD	16,000,000	14,260
9/19/2017	19,056,100	SGD	14,045,465	13,786,789	USD	13,786,789	(258,676)
10/13/2017	300,000,000	TWD	9,973,063	10,000,000	USD	10,000,000	26,937

TOTAL FORWARD CURRENCY CONTRACTS							$ (882,392)

CREDIT DEFAULT SWAP CONTRACTS

			Rate Paid /					Up Front
	Buy / Sell	Reference	(Received)	Payment	Termination		Fair	Premium Paid /	Unrealized
Counterparty	Protection	Entity (b)	by the Fund	Frequency	Date	Notional	Value	(Received)	Gain / (Loss)
Contracts Purchased
BAML	Buy	BRAZIL	1.00%	Quarterly	9/20/2017	$ 23,750,000	$ (57,194)	$ 8,954	$ (66,148)
BAML	Buy	BRAZIL	1.00%	Quarterly	9/20/2020	2,500,000	6,917	152,484	(145,567)
BAML	Buy	CDX EM 25	1.00%	Quarterly	6/20/2021	20,000,000	663,684	1,151,675	(487,991)
MS	Buy	CDX EM 27	1.00%	Quarterly	6/20/2022	10,000,000	334,222	375,786	(41,564)
MS	Buy	S KOREA	1.00%	Quarterly	9/20/2020	10,000,000	(189,988)	(119,116)	(70,872)
Total Contracts Purchased								1,569,783	(812,142)

Contracts Sold
BAML	Sell (c)	BRAZIL	(1.00%)	Quarterly	9/20/2018	(17,250,000)	128,913	(185,108)	314,021
Total Contracts Sold								(185,108)	314,021
TOTAL OF CREDIT DEFAULT SWAP CONTRACTS								$ 1,384,675	$ (498,121)

(a) Morgan Stanley was the counterparty of all forward currency contracts held at August 31, 2017.

(b) The following is a description of each reference entity:

BRAZIL − Federative Republic of Brazil 4.25% January 7, 2025
CDX EM 25 − CDX Emerging Markets S25 1.00% June 20, 2021
CDX EM 27 − CDX Emerging Markets S27 1.00% June 20, 2022
S KOREA − Republic of Korea 7.125% April 16, 2019

(c)  As a seller of credit protection, the Fund would be required to compensate the protection buyer if the reference entity had a credit event.
      The notional amount of the swap represents the maximum amount the Fund could be required to pay. Credit events include bankruptcy, failure to pay, default, or restructuring.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2017

TOTAL RETURN SWAP CONTRACTS
		Rate Paid	Payment	Termination			Unrealized
Counterparty	Reference Entity (a)	by the Fund	Frequency	Date	Notional		Gain / (Loss)
BAML	MLBX4SX6 (b)	2.20%	Monthly	2/13/2018	16,262,247	USD	-
BAML	MLBX4SX6 (b)	2.20%	Monthly	3/29/2018	3,071,267	USD	-
BAML	MLBX4SX6 (b)	1.40%	Monthly	5/14/2018	29,412,192	USD	-
BAML	MLBX73C0 (b)	1.75%	Monthly	2/13/2018	30,706,856	USD	-
BAML	MLBX73C0 (b)	1.75%	Monthly	3/29/2018	11,609,106	USD	-
BAML	MLBX73C0 (b)	1.26%	Monthly	5/14/2018	5,576,325	USD	-
BAML	MLBX73CD (b)	1.96%	Monthly	2/13/2018	7,972,044	USD	-
BAML	MLBX73CD (b)	1.96%	Monthly	3/29/2018	2,515,583	USD	-
BAML	MLBX73CD (b)	1.40%	Monthly	5/14/2018	4,241,923	USD	-
BAML	MLCIUKVN (b)	-	Monthly	2/13/2018	26,836,291	USD	-
BAML	MLCIUKVN (b)	(0.10%)	Monthly	5/14/2018	14,514,792	USD	-
BAML	MLEIS2TY	0.45%	Monthly	4/30/2018	13,987,807	USD	32,600
BAML	MLEISVGL	1.10%	Monthly	5/18/2018	16,176,077	USD	(70,425)
BAML	MLEISVHY	0.60%	Monthly	5/18/2018	10,930,018	USD	50,863
BAML	MLEISVSP	-	Monthly	7/20/2018	16,668,359	USD	289,312
BAML	MLEISVXE	0.60%	Monthly	5/18/2018	15,402,141	USD	(99,308)
CITI	CIXBLN10 (b)	2.60%	Monthly	7/20/2018	18,766,542	USD	-
MS	MSUSHLTH	0.80% + 3 Mo. LIBOR (2.12%)	Monthly	12/8/2017	5,532,280	USD	-
SG	SGBVWEPH	0.38%	Quarterly	11/10/2017	35,000,000	EUR	396,375
SG	SGI US Gravity Index	0.50%	Monthly	10/24/2017	14,000,000	USD	320,520
SG	SGI Wildcat Top MLP Index	0.40% + 3 Mo. LIBOR (1.72%)	Quarterly	11/10/2017	10,400,000	USD	(31,024)
SG	Wildcat Ludician 2 USD ER Index	0.50%	Monthly	5/5/2018	8,500,000	USD	-

TOTAL OF TOTAL RETURN SWAP CONTRACTS							$ 888,913

Counterparty abbreviations:

BAML − Bank of America Merrill Lynch		MS − Morgan Stanley
CITI − Citigroup		SG − Societe Generale

(a) The tables on the following pages provide information on the underlying components of each total return swap contract.

(b) Position held in Subsidiary. See Notes.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2017

MLBX4SX6, MLBX73C0, MLBX73CD, MLCIUKVN - Merrill Lynch Wildcat Commodity Relative Value Indices employ commodity relative value strategies using commodity futures across agriculture, energy, industrial metals, precious metals, and livestock.

Swap Reference Entity:	MLBX4SX6			Swap Reference Entity:	MLBX73CD
			% of Total				% of Total
Underlying Instrument	Quantity	Value	Basket Value ^	Underlying Instrument	Quantity	Value	Basket Value ^
Natural Gas Futures Nov 2017	(223)	$ (6,903,885)	5.0%	Gold 100 Oz Futures Dec 2017	(34)	$ (4,529,866)	6.3%
Natural Gas Futures Dec 2017	211	6,802,356	4.9%	Gold 100 Oz Futures Feb 2018	34	4,498,412	6.3%
Corn Futures Dec 2017	(380)	(6,798,103)	4.9%	Copper Futures Dec 2017	(43)	(3,324,291)	4.6%
Corn Futures Mar 2018	365	6,764,732	4.9%	Copper Futures Mar 2018	42	3,311,651	4.6%
Brent Crude Futures Nov 2017	(126)	(6,647,405)	4.8%	Natural Gas Futures Jan 2018	(87)	(2,907,004)	4.1%
Brent Crude Futures Jan 2018	125	6,615,827	4.8%	Natural Gas Futures Mar 2018	86	2,835,538	4.0%
WTI Crude Futures Dec 2017	119	5,792,027	4.2%	Corn Futures Mar 2018	148	2,732,915	3.8%
WTI Crude Futures Nov 2017	(120)	(5,759,796)	4.2%	Corn Futures Dec 2017	(149)	(2,664,755)	3.7%
LME Pri Alum Futures Nov 2017	(98)	(5,184,137)	3.8%	Brent Crude Futures Jan 2018	(49)	(2,608,149)	3.6%
LME Pri Alum Futures Dec 2017	97	5,150,312	3.7%	Brent Crude Futures Mar 2018	49	2,592,574	3.6%
Soybean Futures Mar 2018	107	5,136,218	3.7%	WTI Crude Futures Mar 2018	47	2,307,612	3.2%
Soybean Futures Nov 2017	(108)	(5,093,369)	3.7%	WTI Crude Futures Jan 2018	(47)	(2,306,713)	3.2%
NY Harbor ULSD Futures Nov 2017	(49)	(3,523,350)	2.6%	LME Pri Alum Futures Jan 2018	(38)	(2,040,267)	2.9%
Gasoline RBOB Futures Dec 2017	54	3,506,639	2.5%	LME Pri Alum Futures Mar 2018	38	2,027,341	2.8%
Live Cattle Futures Feb 2018	77	3,467,633	2.5%	Soybean Futures Mar 2018	42	2,016,869	2.8%
NY Harbor ULSD Futures Dec 2017	48	3,466,116	2.5%	Soybean Futures Jan 2018	(42)	(2,016,590)	2.8%
Live Cattle Futures Oct 2017	(79)	(3,351,372)	2.4%	Silver Futures Dec 2017	(18)	(1,575,987)	2.2%
Gasoline RBOB Futures Nov 2017	(50)	(3,346,306)	2.4%	Silver Futures Mar 2018	18	1,568,666	2.2%
Wheat Futures (CBT) Dec 2017	(144)	(3,126,398)	2.3%	Live Cattle Futures Feb 2018	31	1,386,708	2.0%
Wheat Futures (CBT) Mar 2018	136	3,113,192	2.3%	Live Cattle Futures Dec 2017	(31)	(1,359,804)	1.9%
LME Zinc Futures Nov 2017	(38)	(2,967,542)	2.2%	NY Harbor ULSD Futures Jan 2018	(19)	(1,358,221)	1.9%
LME Zinc Futures Dec 2017	38	2,951,707	2.1%	NY Harbor ULSD Futures Mar 2018	19	1,328,173	1.9%
LME Nickel Futures Nov 2017	(38)	(2,687,866)	1.9%	Wheat Futures (CBT) Mar 2018	56	1,276,440	1.8%
LME Nickel Futures Dec 2017	38	2,675,702	1.9%	Gasoline RBOB Futures Mar 2018	19	1,239,908	1.7%
Soybean Meal Futures Mar 2018	85	2,583,575	1.9%	Gasoline RBOB Futures Jan 2018	(19)	(1,238,757)	1.7%
Soybean Oil Futures Dec 2017	(123)	(2,583,177)	1.9%	Wheat Futures (CBT) Dec 2017	(56)	(1,225,502)	1.7%
Soybean Oil Futures Jan 2018	122	2,576,516	1.9%	LME Zinc Futures Jan 2018	(15)	(1,162,492)	1.6%
Soybean Meal Futures Dec 2017	(86)	(2,562,680)	1.9%	LME Zinc Futures Mar 2018	15	1,148,085	1.6%
Sugar #11 Futures (World) May 2018	136	2,314,862	1.7%	LME Nickel Futures Jan 2018	(15)	(1,057,177)	1.5%
Sugar #11 Futures (World) Mar 2018	(136)	(2,289,430)	1.7%	LME Nickel Futures Mar 2018	15	1,050,446	1.5%
Coffee 'C' Futures Dec 2017	(41)	(1,976,264)	1.4%	Soybean Oil Futures Jan 2018	(48)	(1,016,899)	1.5%
Coffee 'C' Futures Mar 2018	40	1,974,290	1.4%	Soybean Oil Futures Mar 2018	48	1,013,026	1.4%
Lean Hogs Futures Dec 2017	(75)	(1,743,795)	1.3%	Soybean Meal Futures Mar 2018	33	1,010,716	1.4%
Lean Hogs Futures Feb 2018	69	1,731,280	1.3%	Soybean Meal Futures Jan 2018	(34)	(1,009,899)	1.4%
Cotton No.2 Futures Dec 2017	(36)	(1,274,155)	0.9%	Coffee 'C' Futures Mar 2018	16	787,898	1.1%
Cotton No.2 Futures Mar 2018	36	1,267,034	0.9%	Coffee 'C' Futures Dec 2017	(16)	(774,666)	1.1%
KC HRW Wheat Futures Dec 2017	(50)	(1,093,328)	0.8%	Lean Hogs Futures Feb 2018	29	730,792	1.0%
KC HRW Wheat Futures Mar 2018	47	1,072,961	0.8%	Lean Hogs Futures Dec 2017	(29)	(683,542)	1.0%
LME Copper Futures Dec 2017	0 *	(50,528)	0.0%	Cotton No.2 Futures Dec 2017	(14)	(499,450)	0.7%
		$ 93	100.0%	Cotton No.2 Futures Mar 2018	14	488,880	0.7%
				KC HRW Wheat Futures Mar 2018	19	441,673	0.6%
Swap Reference Entity:	MLBX73C0			KC HRW Wheat Futures Dec 2017	(20)	(428,568)	0.6%
			% of Total	Sugar #11 Futures (World) Mar 2018	(1)	(8,576)	0.0%
Underlying Instrument	Quantity	Value	Basket Value ^			$ (2,852)	100.0%
Brent Crude Futures Jan 2018	288	$ 15,213,119	23.3%
Brent Crude Futures Nov 2017	(288)	(15,213,119)	23.3%
Live Cattle Futures Dec 2017	186	8,118,282	12.4%	^ Presented as percentage of absolute value.
Live Cattle Futures Oct 2017	(193)	(8,118,282)	12.4%
Sugar #11 Futures (World) Mar 2018	300	5,037,254	7.7%	* Amount held in basket is less than one contract.
Sugar #11 Futures (World) Oct 2017	(312)	(5,037,254)	7.7%
Lean Hogs Futures Dec 2017	186	4,328,419	6.6%
Lean Hogs Futures Oct 2017	(176)	(4,328,046)	6.6%
		$ 373	100.0%

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2017

Swap Reference Entity:	MLCIUKVN
			% of Total
Underlying Instrument	Quantity	Value	Basket Value ^
LME Copper Futures Oct 2017	19	$ 3,224,427	17.0%
Copper Futures Dec 2017	(39)	(3,027,388)	16.1%
Low Sulphur Gasoil G Futures Oct 2017	47	2,351,145	12.5%
Rapeseed Euro Futures Nov 2017	61	1,340,231	7.1%
KC HRW Wheat Futures Dec 2017	49	1,062,462	5.6%
WTI Crude Futures Oct 2017	(21)	(981,718)	5.2%
Live Cattle Futures Oct 2017	(23)	(967,328)	5.1%
Sugar #11 Futures (World) Oct 2017	57	916,274	4.9%
Canola Futures (WCE) Nov 2017	(112)	(896,131)	4.8%
White Sugar Futures (ICE) Dec 2017	(44)	(862,131)	4.6%
Cattle Feeder Futures Oct 2017	11	787,491	4.2%
Mill Wheat Euro Dec 2017	(80)	(771,986)	4.1%
NY Harbor ULSD Futures Oct 2017	(10)	(711,404)	3.8%
Wheat Futures (CBT) Dec 2017	(24)	(515,908)	2.7%
White Sugar Futures (ICE) Oct 2017	(22)	(427,639)	2.3%
		$ 520,397	100.0%

Swap Reference Entity:	MLEIS2TY

MLEIS2TY - Merrill Lynch Short Synthetic Variance Index - TY Series 2 trades 10-year US Treasury Note Futures variance.

					% of Total
Underlying Instrument		Strike	Quantity	Value	Basket Value ^
US 10 Year Note Future Dec 2017			295,750	$ 37,554,373,732	98.7%
October 2017 Calls on US 10 Year Note Future		127.00	(295,571)	(133,006,965)	0.4%
October 2017 Calls on US 10 Year Note Future		126.50	(148,956)	(111,717,064)	0.3%
October 2017 Calls on US 10 Year Note Future		127.50	(293,257)	(73,314,347)	0.2%
October 2017 Calls on US 10 Year Note Future		128.00	(290,971)	(40,735,908)	0.1%
October 2017 Puts on US 10 Year Note Future		126.50	(148,956)	(40,218,143)	0.1%
October 2017 Puts on US 10 Year Note Future		126.00	(300,281)	(39,036,564)	0.1%
October 2017 Calls on US 10 Year Note Future		128.50	(288,711)	(23,096,863)	0.1%
October 2017 Puts on US 10 Year Note Future		125.50	(302,679)	(18,160,722)	0.0%
October 2017 Calls on US 10 Year Note Future		129.00	(286,477)	(14,323,853)	0.0%
October 2017 Puts on US 10 Year Note Future		125.00	(305,105)	(9,153,150)	0.0%
October 2017 Puts on US 10 Year Note Future		124.50	(307,561)	(6,151,211)	0.0%
				$ 37,045,458,942	100.0%

^ Presented as percentage of absolute value.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2017

Swap Reference Entity:	MLEISVGL

MLEISVGL - GL trades SPDR Gold Shares variance.
				% of Total
Underlying Instrument	Strike	Quantity	Value	Basket Value ^
SPDR Gold Trust ETF		242,120	$ 30,463,560	97.7%
September 2017 Calls on SPDR Gold Trust ETF	123	(588)	(179,881)	0.7%
September 2017 Calls on SPDR Gold Trust ETF	124	(578)	(131,873)	0.4%
September 2017 Calls on SPDR Gold Trust ETF	122	(299)	(119,492)	0.4%
September 2017 Calls on SPDR Gold Trust ETF	125	(569)	(92,772)	0.3%
September 2017 Calls on SPDR Gold Trust ETF	126	(560)	(63,301)	0.2%
September 2017 Calls on SPDR Gold Trust ETF	127	(551)	(41,353)	0.1%
September 2017 Calls on SPDR Gold Trust ETF	128	(543)	(27,139)	0.1%
September 2017 Calls on SPDR Gold Trust ETF	129	(534)	(17,635)	0.1%
September 2017 Calls on SPDR Gold Trust ETF	130	(526)	(12,104)	0.0%
September 2017 Calls on SPDR Gold Trust ETF	131	(518)	(8,292)	0.0%
September 2017 Calls on SPDR Gold Trust ETF	132	(510)	(6,125)	0.0%
September 2017 Puts on SPDR Gold Trust ETF	121	(607)	(6,074)	0.0%
September 2017 Puts on SPDR Gold Trust ETF	122	(299)	(4,780)	0.0%
September 2017 Puts on SPDR Gold Trust ETF	120	(618)	(4,323)	0.0%
September 2017 Calls on SPDR Gold Trust ETF	133	(503)	(4,022)	0.0%
September 2017 Calls on SPDR Gold Trust ETF	134	(495)	(3,467)	0.0%
September 2017 Puts on SPDR Gold Trust ETF	119	(628)	(3,140)	0.0%
September 2017 Puts on SPDR Gold Trust ETF	117	(650)	(2,599)	0.0%
September 2017 Puts on SPDR Gold Trust ETF	118	(639)	(2,555)	0.0%
September 2017 Calls on SPDR Gold Trust ETF	135	(488)	(2,440)	0.0%
September 2017 Calls on SPDR Gold Trust ETF	136	(481)	(2,404)	0.0%
September 2017 Puts on SPDR Gold Trust ETF	114	(684)	(2,053)	0.0%
September 2017 Puts on SPDR Gold Trust ETF	115	(672)	(2,017)	0.0%
September 2017 Puts on SPDR Gold Trust ETF	116	(661)	(1,983)	0.0%
September 2017 Calls on SPDR Gold Trust ETF	137	(474)	(1,895)	0.0%
September 2017 Calls on SPDR Gold Trust ETF	141	(447)	(1,789)	0.0%
September 2017 Calls on SPDR Gold Trust ETF	138	(467)	(1,401)	0.0%
September 2017 Calls on SPDR Gold Trust ETF	139	(460)	(1,381)	0.0%
September 2017 Calls on SPDR Gold Trust ETF	140	(454)	(907)	0.0%
September 2017 Calls on SPDR Gold Trust ETF	142	(441)	(441)	0.0%
September 2017 Calls on SPDR Gold Trust ETF	143	(435)	(435)	0.0%
September 2017 Calls on SPDR Gold Trust ETF	144	(429)	(429)	0.0%
September 2017 Calls on SPDR Gold Trust ETF	145	(423)	(423)	0.0%
September 2017 Calls on SPDR Gold Trust ETF	146	(417)	(417)	0.0%
September 2017 Calls on SPDR Gold Trust ETF	147	(412)	(412)	0.0%
			$ 29,711,806	100.0%

Swap Reference Entity:	MLEISVHY

MLEISVHY - Merrill Lynch Short Synthetic Variance Index - HY trades iShares iBoxx High Yield Corporate Bond ETF variance.

						% of Total
Underlying Instrument			Strike	Quantity	Value	Basket Value ^
iShares iBoxx High Yield Corporate Bond ETF				8,754	$ 775,641	80.4%
September 2017 Calls on iShares iBoxx High Yield Corporate Bond ETF			870	(578)	(90,696)	9.4%
September 2017 Calls on iShares iBoxx High Yield Corporate Bond ETF			880	(1,129)	(67,752)	7.0%
September 2017 Puts on iShares iBoxx High Yield Corporate Bond ETF			830	(1,269)	(6,347)	0.7%
September 2017 Puts on iShares iBoxx High Yield Corporate Bond ETF			850	(1,210)	(6,051)	0.6%
September 2017 Puts on iShares iBoxx High Yield Corporate Bond ETF			860	(1,182)	(5,912)	0.6%
September 2017 Calls on iShares iBoxx High Yield Corporate Bond ETF			890	(1,104)	(5,520)	0.6%
September 2017 Puts on iShares iBoxx High Yield Corporate Bond ETF			870	(578)	(3,466)	0.4%
September 2017 Puts on iShares iBoxx High Yield Corporate Bond ETF			840	(1,239)	(2,479)	0.3%
					$ 587,418	100.0%
^ Presented as percentage of absolute value.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2017

Swap Reference Entity:	MLEISVSP

MLEISVSP - Merrill Lynch Short Synthetic Variance Index - SP trades SPDR S&P 500 ETF Trust variance.

				% of Total
Underlying Instrument	Strike	Quantity	Value	Basket Value ^
SPDR S&P 500 ETF		91,569	$ 22,662,425	98.6%
September 2017 Calls on SPDR S&P 500 ETF	243	(142)	(68,691)	0.4%
September 2017 Calls on SPDR S&P 500 ETF	244	(141)	(55,734)	0.3%
September 2017 Calls on SPDR S&P 500 ETF	245	(140)	(43,839)	0.2%
September 2017 Calls on SPDR S&P 500 ETF	242	(72)	(41,842)	0.2%
September 2017 Calls on SPDR S&P 500 ETF	246	(138)	(32,130)	0.2%
September 2017 Calls on SPDR S&P 500 ETF	247	(137)	(21,841)	0.1%
September 2017 Calls on SPDR S&P 500 ETF	248	(136)	(14,714)	0.1%
September 2017 Calls on SPDR S&P 500 ETF	249	(135)	(8,921)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	241	(144)	(6,493)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	240	(145)	(5,237)	0.0%
September 2017 Calls on SPDR S&P 500 ETF	250	(134)	(5,230)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	239	(147)	(4,548)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	238	(148)	(3,847)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	242	(72)	(3,791)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	237	(149)	(3,133)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	236	(150)	(3,010)	0.0%
September 2017 Calls on SPDR S&P 500 ETF	251	(133)	(2,794)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	235	(152)	(2,731)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	234	(153)	(2,448)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	233	(154)	(2,161)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	232	(156)	(2,024)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	231	(157)	(1,885)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	230	(158)	(1,743)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	229	(160)	(1,598)	0.0%
September 2017 Calls on SPDR S&P 500 ETF	252	(132)	(1,452)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	228	(161)	(1,451)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	226	(164)	(1,312)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	227	(163)	(1,301)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	222	(170)	(1,190)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	225	(166)	(1,159)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	223	(168)	(1,011)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	224	(167)	(1,002)	0.0%
September 2017 Calls on SPDR S&P 500 ETF	253	(131)	(916)	0.0%
September 2017 Puts on SPDR S&P 500 ETF	221	(172)	(858)	0.0%
September 2017 Calls on SPDR S&P 500 ETF	254	(130)	(649)	0.0%
September 2017 Calls on SPDR S&P 500 ETF	256	(128)	(384)	0.0%
September 2017 Calls on SPDR S&P 500 ETF	255	(129)	(258)	0.0%
September 2017 Calls on SPDR S&P 500 ETF	257	(127)	(254)	0.0%
September 2017 Calls on SPDR S&P 500 ETF	258	(126)	(252)	0.0%
			$ 22,308,591	100.0%

Swap Reference Entity:	MLEISVXE

MLEISVXE - Merrill Lynch Short Synthetic Variance Index - XE trades CurrencyShares Euro Trust variance.
					% of Total
Underlying Instrument		Strike	Quantity	Value	Basket Value ^
Guggenheim CurrencyShares Euro Trust ETF			193,332	$ 22,238,933	98.2%
September 2017 Puts on Guggenheim CurrencyShares Euro Trust ETF		114	(992)	(139,828)	0.6%
September 2017 Calls on Guggenheim CurrencyShares Euro Trust ETF		113	(505)	(109,515)	0.5%
September 2017 Puts on Guggenheim CurrencyShares Euro Trust ETF		115	(974)	(81,857)	0.4%
September 2017 Puts on Guggenheim CurrencyShares Euro Trust ETF		116	(958)	(40,226)	0.2%
September 2017 Puts on Guggenheim CurrencyShares Euro Trust ETF		117	(941)	(19,770)	0.1%
September 2017 Calls on Guggenheim CurrencyShares Euro Trust ETF		113	(505)	(9,589)	0.0%
September 2017 Calls on Guggenheim CurrencyShares Euro Trust ETF		112	(1,027)	(8,219)	0.0%
September 2017 Puts on Guggenheim CurrencyShares Euro Trust ETF		118	(926)	(7,405)	0.0%
September 2017 Calls on Guggenheim CurrencyShares Euro Trust ETF		111	(1,046)	(5,230)	0.0%
September 2017 Calls on Guggenheim CurrencyShares Euro Trust ETF		110	(1,065)	(3,195)	0.0%
September 2017 Calls on Guggenheim CurrencyShares Euro Trust ETF		109	(1,085)	(1,085)	0.0%
				$ 21,813,014	100.0%
^ Presented as percentage of absolute value.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2017

Swap Reference Entity:	CIXBLN10

CIXBLN10 Index trades commodity futures on a relative value basis across agriculture, energy, industrial metals, precious metals, and livestock.

			% of Total
Underlying Instrument	Quantity	Value	Basket Value ^
LME Zinc Futures Jan 2018	(187)	$ (14,693,525)	3.9%
LME Zinc Futures Mar 2018	187	14,653,788	3.9%
Copper Futures Mar 2018	185	14,416,125	3.8%
Copper Futures Dec 2017	(186)	(14,408,025)	3.8%
Soybean Oil Futures Jan 2018	(670)	(14,154,420)	3.8%
Soybean Oil Futures Mar 2018	666	14,153,832	3.8%
Silver Futures Dec 2017	(159)	(13,976,100)	3.7%
Silver Futures Mar 2018	158	13,959,300	3.7%
Live Cattle Futures Feb 2018	307	13,796,580	3.7%
Soybean Futures Mar 2018	286	13,788,775	3.7%
Natural Gas Futures Jan 2018	(414)	(13,786,200)	3.7%
Soybean Futures Jan 2018	(288)	(13,748,400)	3.6%
Natural Gas Futures Mar 2018	419	13,743,200	3.6%
Live Cattle Futures Dec 2017	(313)	(13,659,320)	3.6%
NY Harbor ULSD Futures Jan 2018	(184)	(13,075,003)	3.5%
Brent Crude Futures Mar 2018	246	13,065,060	3.5%
Brent Crude Futures Jan 2018	(246)	(13,015,860)	3.5%
Corn Futures Mar 2018	701	12,986,025	3.4%
NY Harbor ULSD Futures Mar 2018	185	12,981,339	3.4%
Corn Futures Dec 2017	(725)	(12,968,438)	3.4%
KC HRW Wheat Futures Dec 2017	(588)	(12,825,750)	3.4%
KC HRW Wheat Futures Mar 2018	564	12,802,800	3.4%
WTI Crude Futures Mar 2018	258	12,771,000	3.4%
WTI Crude Futures Jan 2018	(259)	(12,691,000)	3.4%
Wheat Futures (CBT) Dec 2017	(583)	(12,665,675)	3.4%
Wheat Futures (CBT) Mar 2018	554	12,658,900	3.4%
Coffee 'C' Futures Dec 2017	(259)	(12,563,119)	3.3%
Coffee 'C' Futures Mar 2018	252	12,554,325	3.3%
		$ 100,214	100.0%

Swap Reference Entity:	MSUSHLTH

MSUSHLTH is a basket of long and short equity securities with a healthcare focus.

			% of Total
Underlying Instrument	Quantity	Value	Basket Value ^
Clovis Oncology Inc.	23,320	$ 1,773,989	13.5%
Avexis Inc.	16,037	1,497,010	11.4%
Incyte Corp	6,887	946,377	7.2%
Grifols SA - ADR	34,520	712,838	5.4%
Nxstage Medical Inc.	24,625	689,501	5.3%
Abbvie Inc.	8,821	664,209	5.1%
Genomic Health Inc.	20,144	638,558	4.9%
Laboratory Corp of America Holdings	4,043	634,196	4.8%
Seattle Genetics Inc.	11,532	605,795	4.6%
Vanda Pharmaceuticals Inc.	34,902	600,312	4.6%
Xencor Inc.	26,798	579,377	4.4%
GW Pharmaceuticals - ADR	5,459	577,624	4.4%
Hologic Inc.	14,685	566,826	4.3%
Edwards Lifesciences Corp	4,876	554,153	4.2%
Heron Therapeutics Inc.	30,778	507,837	3.9%
Horizon Pharma plc	31,848	435,684	3.3%
Synergy Pharmaceuticals Inc.	112,446	335,090	2.6%
Bellicum Pharmaceuticals Inc.	30,678	332,245	2.5%
AAC Holdings Inc.	28,723	266,837	2.0%
Cerus Corp	87,767	206,253	1.6%
		$ 13,124,711	100.0%
^ Presented as percentage of absolute value.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2017

Swap Reference Entity:	SGBVWEPH *

SGBVWEPH Index aims to generate positive performance by trading constituents of the STOXX Europe 600 Price Index EUR on a market neutral basis.

			% of Total
Underlying Instrument	Quantity	Value	Basket Value ^
CAC 40 10 Euro Index Future Sep 2017	(199)	$ (1,204,958)	0.9%
Investor AB - Class B	21,827	1,018,028	0.8%
British American Tobacco plc	15,895	990,072	0.7%
SMU7 Swiss Market Index Future Sep 2017	(106)	(981,354)	0.7%
RELX plc	41,393	902,367	0.7%
bpost SA	31,941	889,866	0.7%
Intercontinental Hotels Grou	17,192	854,782	0.6%
RELX NV	37,170	778,721	0.6%
Centamin plc	391,587	763,594	0.6%
Diageo plc	22,475	751,124	0.6%
FTSE 100 Index Future Sep 2017	(78)	(743,627)	0.6%
Swiss Life Holding AG-Reg	2,071	739,114	0.5%
Swiss Re AG	8,183	738,948	0.5%
Jm AB	22,518	720,802	0.5%
Geberit AG-Reg	1,489	678,034	0.5%
BASF SE	7,003	677,071	0.5%
Swedish Match AB	19,019	676,306	0.5%
Hermes International	1,279	675,332	0.5%
Muenchener Rueckver AG-Reg	3,277	675,067	0.5%
Smith & Nephew plc	37,233	670,559	0.5%
Pernod Ricard SA	4,874	664,807	0.5%
Proximus	18,490	650,657	0.5%
Carnival plc	8,948	620,128	0.5%
Sampo Oyj - A Shares	11,678	615,183	0.5%
Marine Harvest	31,064	615,065	0.5%
Freenet AG	18,429	614,423	0.5%
Burberry Group plc	26,487	613,697	0.5%
SSE plc	33,060	607,320	0.4%
Orion Oyj - Class B	12,520	591,711	0.4%
SAP SE	5,637	590,075	0.4%
Elisa Oyj	13,515	589,271	0.4%
Euro Stoxx 50 Index Future Sep 2017	(144)	(587,603)	0.4%
FTSE/MIB Index Future Sep 2017	(23)	(579,112)	0.4%
Total SA	11,181	577,154	0.4%
Industria De Diseno Textil	15,196	576,248	0.4%
Henkel AG & Co Kgaa Vorzug	4,281	572,491	0.4%
Atlas Copco AB - A Shares	14,532	567,898	0.4%
Imerys SA	6,417	563,438	0.4%
Sky plc	45,648	562,842	0.4%
MAN SE	5,000	560,252	0.4%
Adecco Group AG-Reg	7,569	546,938	0.4%
SGS SA-Reg	245	544,793	0.4%
Sonova Holding AG-Reg	3,223	543,254	0.4%
Kuehne + Nagel Intl AG-Reg	2,989	539,807	0.4%
L'Oreal	2,561	539,607	0.4%
Orange	31,805	539,412	0.4%
Flughafen Zurich AG-Reg	2,208	539,386	0.4%
Rio Tinto plc	11,151	538,683	0.4%
Partners Group Holding AG	829	536,247	0.4%
Rentokil Initial plc	135,765	533,555	0.4%
Other Underlying Index Components *		50,236,979	75.3%
		$ 75,494,454	100.0%

* Largest 50 underlying components by market value at August 31, 2017 are listed.

^ Presented as percentage of absolute value.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2017

Swap Reference Entity:	SGI US Gravity Index

SGI US Gravity Index aims to generate positive performance from potential mean-reversion patterns in the levels of the S&P 500 index using futures on the index.

			% of Total
Underlying Instrument	Quantity	Value	Basket Value ^
S&P 500 Futures Sep 2017	(41)	$ (14,449,378)	100.0%

Swap Reference Entity:	SGI Wildcat Top MLP Index

SGI Wildcat Top MLP Index aims to generate positive performance from dynamically trading listed MLP equities.

			% of Total
Underlying Instrument	Quantity	Value	Basket Value ^
US Dollars	8,400,000	$ 8,400,000	100.0%

Swap Reference Entity:	Wildcat Ludician 2 USD ER Index

Wildcat Ludician 2 USD ER Index aims to generate positive performance from trading VIX Index futures.

			% of Total
Underlying Instrument	Quantity	Value	Basket Value ^
CBOE VIX Futures Oct 2017	(41)	$ (569,189)	52.1%
CBOE VIX Futures Sep 2017	(41)	(523,588)	47.9%
		$ (1,092,777)	100.0%

^ Presented as percentage of absolute value.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2017

CORRELATION SWAP CONTRACTS ^
		Correlation	Effective	Termination	Vega	Unrealized
Counterparty	Underlying Positions (a)	Strike	Date	Date	Notional	Gain / (Loss)
CITI	SX5E & EUR/GBP FX	-42.00%	11/14/2016	12/15/2017	50,000 EUR	$ 1,954,353
CITI	SX5E & EUR/GBP FX	-32.00%	4/26/2017	12/24/2019	50,000 EUR	148,480
CITI	SX5E & EUR/JPY FX	12.00%	2/2/2017	12/21/2018	25,000 EUR	684,161
CITI	SX5E & EUR/JPY FX	16.00%	2/3/2017	12/21/2018	15,000 EUR	338,308
CITI	SX5E & EUR/USD FX	-24.00%	10/14/2016	12/15/2017	50,000 EUR	426,054
CITI	SX5E & EUR/USD FX	-21.00%	5/9/2017	12/19/2017	30,000 EUR	(11,513)
CITI	SX5E & EUR/USD FX	-24.00%	4/26/2017	12/21/2018	60,000 EUR	637,109
CITI	SX5E & EUR/USD FX	-29.00%	12/2/2016	12/21/2018	100,000 EUR	1,719,227
MS	SX5E & EUR/GBP FX	-44.00%	8/11/2016	12/15/2017	130,000 EUR	5,146,842
MS	SX5E & EUR/GBP FX	-45.00%	11/4/2016	12/15/2017	50,000 EUR	2,217,916
MS	SX5E & EUR/JPY FX	7.00%	1/5/2017	12/20/2019	25,000 EUR	848,446
MS	SX5E & EUR/JPY FX	18.00%	3/16/2017	12/21/2018	30,000 EUR	556,921
MS	SX5E & EUR/JPY FX	6.00%	12/19/2016	12/21/2018	40,000 EUR	1,417,162
MS	SX5E & EUR/JPY FX	10.00%	1/5/2017	12/21/2018	50,000 EUR	1,535,777
MS	SX5E & EUR/KRW FX	-47.00%	5/25/2017	12/21/2018	40,000 EUR	1,049,765
MS	SX5E & EUR/USD FX	-25.00%	7/27/2016	12/15/2017	50,000 EUR	684,162
MS	SX5E & EUR/USD FX	-24.50%	2/8/2017	12/21/2018	40,000 EUR	563,149

TOTAL OF CORRELATION SWAP CONTRACTS						$ 19,916,319

DISPERSION SWAP CONTRACTS ^
			Effective	Termination	Vega	Unrealized
Counterparty	Reference Entity (b)		Date	Date	Notional	Gain / (Loss)
CITI	XLF Custom Basket		11/1/2016	1/19/2018	350,000 USD	$ 481,829
BAML	NDX Custom Basket		3/10/2017	1/19/2018	250,000 USD	(200,796)
BAML	SPX Custom Basket		6/1/2017	1/19/2018	300,000 USD	274,101
BAML	SPX Custom Basket		3/15/2017	1/19/2018	425,000 USD	56,771
MS	FTSE 100 Custom Basket		7/24/2017	6/15/2018	200,000 GBP	(291,279)
SG	SPX Custom Basket		6/1/2017	1/19/2018	200,000 USD	218,834

TOTAL OF DISPERSION SWAP CONTRACTS						$ 539,460

Counterparty abbreviations:

BAML − Bank of America Merrill Lynch
CITI − Citigroup
MS − Morgan Stanley
SG − Societe Generale

Reference entity abbreviations:

FTSE 100 − Financial Times Stock Exchange 100 Index
NDX − NASDAQ 100 Index
SPX − S&P 500 Index
XLF − Financial Select Sector SPDR ETF

^ Inputs or methodology used in determining the value of these investments involve significant unobservable inputs. See Note 2.

(a)  Payment to or from counterparty is based on the realized correlation between the Euro Stoxx 50 Index and the foreign exchange rate pairs listed in each swap's description from effective date until termination date. Payment occurs at termination date.

(b) The tables on the following pages provide information on the underlying components of each dispersion swap contract. Payment occurs at termination date.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2017

Citigroup XLF Custom Basket
Effective date: November 1, 2016 Termination Date: January 19, 2018

Swap has two legs. The first leg's underlying reference is the Financial Select Sector SPDR. The second leg references a basket of underlying securities listed below. Payment to or from Citigroup is based on the comparitive variance of the underlying components of each leg.

Underlying Security	Volatility Strike	Total Vega

Financial Select Sector SPDR	22.75%	$ (350,000)
American Express Company	27.20	35,000
American International Group, Inc.	29.60	35,000
Bank of America Corp.	29.95	35,000
Goldman Sachs Group, Inc.	27.15	35,000
JPMorgan Chase & Co.	26.30	35,000
Metlife, Inc.	30.70	35,000
Morgan Stanley	31.80	35,000
PNC Financial Services Group, Inc.	24.45	35,000
UBS Group AG	23.85	35,000
Wells Fargo & Co.	24.35	35,000

Bank of America Merrill Lynch NDX Custom Basket
Effective date: March 10, 2017 Termination Date: January 19, 2018

Swap has two legs. The first leg's underlying reference is the Nasdaq 100 Stock Index. The second leg references a basket of underlying securities listed below. Payment to or from Bank of America Merrill Lynch is based on the comparitive variance of the underlying components of each leg.

Underlying Security	Volatility Strike	Total Vega

Nasdaq 100 Stock Index	18.35%	$ (250,000)
Alphabet, Inc. - Class A	23.10	12,500
Alphabet, Inc. - Class C	22.75	12,500
Amazon.com, Inc.	28.12	12,500
Amgen, Inc.	27.75	12,500
Apple Inc.	24.56	12,500
Broadcom, Ltd.	33.37	12,500
Celgene Corporation	33.34	12,500
Cisco Systems, Inc.	24.58	12,500
Comcast Corporation	25.71	12,500
Costco Wholesale Corporation	21.03	12,500
Facebook, Inc.	28.30	12,500
Gilead Sciences, Inc.	29.34	12,500
Intel Corporation	25.95	12,500
Microsoft Corporation	25.89	12,500
Netflix, Inc.	39.36	12,500
Priceline Group, Inc.	26.82	12,500
QUALCOMM, Inc.	29.90	12,500
Starbucks Corporation	23.61	12,500
Texas Instruments, Inc.	26.19	12,500
Walgreens Boots Alliance, Inc.	26.40	12,500

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2017

Bank of America Merrill Lynch SPX Custom Basket
Effective date: June 1, 2017 Termination Date: January 19, 2018

Swap has two legs. The first leg's underlying reference is the S&P 500 Index. The second leg references a basket of underlying securities listed below. Payment to or from Bank of America Merrill Lynch is based on the comparitive variance of the underlying components of each leg.

Underlying Security	Volatility Strike	Total Vega

S&P 500 Index	14.79%	$ (300,000)
Alphabet, Inc. - Class A	22.67	15,780
Amgen, Inc.	23.62	15,780
Apple Inc.	23.13	15,780
Baidu, Inc. - ADR	28.87	15,780
Biogen, Inc.	28.60	15,780
Chevron Corporation	20.51	15,780
Cisco Systems, Inc.	21.52	15,780
Citigroup, Inc.	25.12	15,780
ConocoPhillips	27.75	15,780
Exxon Mobil Corporation	19.01	15,780
Haliburton Company	28.93	15,780
Intel Corporation	22.26	15,780
Microsoft Corporation	22.10	15,780
Morgan Stanley	26.73	15,780
Pfizer, Inc.	17.72	15,780
Priceline Group, Inc.	25.32	15,780
Schlumberger, Ltd.	24.16	15,780
Valero Energy Corporation	27.63	15,780
Wells Fargo & Co.	22.88	15,780

Bank of America Merrill Lynch SPX Custom Basket
Effective date: March 15, 2017 Termination Date: January 19, 2018

Swap has two legs. The first leg's underlying reference is the S&P 500 Index. The second leg references a basket of underlying securities listed below. Payment to or from Bank of America Merrill Lynch is based on the comparitive variance of the underlying components of each leg.

Underlying Security	Volatility Strike	Total Vega

S&P 500 Index	16.78%	$ (425,000)
AbbVie, Inc.	28.80	22,355
Alphabet, Inc. - Class A	22.30	22,355
Amazon.com, Inc.	27.20	22,355
Apple, Inc.	23.80	22,355
Celgene Corporation	32.70	22,355
Chipotle Mexican Grill, Inc.	31.30	22,355
Electronic Arts, Inc.	32.30	22,355
EOG Resources, Inc.	34.70	22,355
Facebook, Inc.	26.90	22,355
JD.com, Inc. - ADR	38.60	22,355
JPMorgan Chase & Co.	26.20	22,355
LyondellBasell Industries NV	32.80	22,355
Netflix, Inc.	38.90	22,355
Paypal Holdings, Inc.	28.10	22,355
Pioneer Natural Resources	39.80	22,355
Priceline Group, Inc.	26.10	22,355
Royal Caribbean Cruises, Ltd.	32.70	22,355
salesforce.com, Inc.	32.10	22,355
Wells Fargo & Co.	26.70	22,355

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2017

Morgan Stanley FTSE 100 Custom Basket
Effective date: July 24, 2017 Termination Date: June 15, 2018

Swap has two legs. The first leg's underlying reference is the FTSE 100 Index. The second leg references a basket of underlying securities listed below. Payment to or from Morgan Stanley is based on the comparitive variance of the underlying components of each leg.

	Volatility	Vega
Underlying Security	Strike (GBP)	Notional (GBP)

FTSE 100 Index	15.91%	(250,000)
Associated British Foods plc	24.25	25,000
Aviva plc	23.21	25,000
BAE Systems plc	19.50	25,000
BT Group plc	25.88	25,000
Legal & General Group plc	21.55	25,000
Lloyds Banking Group plc	24.31	25,000
Reckitt Benckiser Group plc	18.31	25,000
Royal Dutch Shell plc - Class A	20.50	25,000
Royal Dutch Shell plc - Class B	20.80	25,000
SSE plc	19.75	25,000

Societe Generale SPX Custom Basket
Effective date: June 1, 2017 Termination Date: January 19, 2018

Swap has two legs. The first leg's underlying reference is the S&P 500 Index. The second leg references a basket of underlying securities listed below. Payment to or from Societe Generale is based on the comparitive variance of the underlying components of each leg.

Underlying Security	Volatility Strike	Total Vega

S&P 500 Index	15.60%	$ (200,000)
Alphabet, Inc. - Class A	22.77	10,526
Amgen, Inc.	23.73	10,526
Apple, Inc.	22.80	10,526
Baidu, Inc. - ADR	29.60	10,526
Bank of America Corp.	27.04	10,526
Biogen, Inc.	28.96	10,526
Chevron Corporation	20.52	10,526
Cisco Systems, Inc.	21.75	10,526
Citigroup, Inc.	25.34	10,526
ConocoPhillips	27.96	10,526
Exxon Mobil Corporation	19.22	10,526
Haliburton Company	29.07	10,526
Intel Corporation	22.65	10,526
Microsoft Corporation	22.37	10,526
Morgan Stanley	26.95	10,526
Pfizer, Inc.	17.79	10,526
Priceline Group, Inc.	25.23	10,526
Schlumberger, Ltd.	24.41	10,526
Valero Energy Corporation	27.93	10,526

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2017

VARIANCE SWAP CONTRACTS (a)
		Volatility or	Effective	Termination	Vega	Unrealized
Counterparty	Swap Type & Reference Entity	Correlation Strike	Date	Date	Notional	Gain / (Loss)
BAML	EEM Variance Swap	20.10%	6/9/2017	12/15/2017	(100,000) USD	$ 310,448
BAML	EEM Variance Swap	20.40%	6/8/2017	12/15/2017	(125,000) USD	422,444
BAML	FXI Variance Swap	19.70%	6/9/2017	12/15/2017	100,000 USD	(93,156)
BAML	FXI Variance Swap	19.90%	6/8/2017	12/15/2017	125,000 USD	(143,427)
BAML	GLD Variance Swap	13.40%	4/27/2017	9/15/2017	350,000 USD	(967,753)
BAML	NKY Up Corridor Variance Swap (b) ^	26.60%	2/17/2017	12/11/2020	56,375,000 JPY	(712,744)
BAML	SPX Variance Swap	20.90%	2/17/2017	12/18/2020	(500,000) USD	1,607,218
MS	SX5E Options Variance (c) ^	23.25%	9/8/2016	12/21/2018	320,000 EUR	(1,211,369)
MS	SX5E Variance Swap	27.60%	9/8/2016	12/21/2018	(320,000) EUR	3,243,928
SG	FTSE 100 Variance Swap	15.40%	7/24/2017	6/15/2018	40,000 GBP	24,097
SG	HSI Up Corridor Variance Swap ^	18.85%	7/21/2017	12/20/2019	600,000 USD	475,109
SG	KOSPI Volatility Swap	16.65%	8/17/2017	12/13/2018	(340,950,000) KRW	634,185
SG	KOSPI Corridor Variance Swap (d) ^	16.65%	8/17/2017	12/13/2018	340,950,000 KRW	(275,138)
SG	SPX Variance Swap	16.90%	6/19/2017	6/15/2018	(400,000) USD	674,758
SG	SPX Variance Swap	18.30%	7/21/2017	12/20/2019	(600,000) USD	487,676
SG	SPX Variance Swap	21.10%	2/24/2017	12/18/2020	423,600 USD	1,417,961
SG	SX5E Corridor Variance Swap ^	17.30%	6/19/2017	6/15/2018	357,600 EUR	(144,123)
SG	SX5E Variance Swap	23.95%	4/7/2017	12/18/2020	(325,000) EUR	1,222,788

TOTAL OF VARIANCE SWAP CONTRACTS						$ 6,972,902

OPTION AGREEMENT ^
		Volatility or	Effective	Termination		Unrealized
Counterparty	Swap Type & Reference Entity	Correlation Strike	Date	Date	Notional	Gain / (Loss)
BAML	SPX Forward Skew (e)	102% and 97%	7/19/2017	7/20/2018	120,000,000 USD	357,841

Counterparty abbreviations:

BAML − Bank of America Merrill Lynch		MS − Morgan Stanley
CITI − Citigroup		SG − Societe Generale

Reference entity abbreviations:

EEM − iShares MSCI Emerging Markets Index ETF		HSI − Hang Seng Index			SX5E − Euro Stoxx 50 Index
FXI − iShares FTSE/Xinhua China 25 Index ETF		KOSPI − KOSPI 200 Index
FTSE 100 − Financial Times Stock Exchange 100 Index		NKY − Nikkei 225 Index
GLD − SPDR Gold Shares		SPX − S&P 500 Index

^ Inputs or methodology used in determining the value of these investments involve significant unobservable inputs. See Note 2.

(a) Payment is based on variance or volatility realized during the observation period. Payment is made at termination date.

(b) Payment from counterparty is based on the volitility of the Nikkei 225 Index until the maturity date while the index price remains above 9,615.

(c)  The Fund makes investments in option replication swaps as an alternative method of investing in variance. These investments are based on the values of a replication portfolio of OTC options that is used in place of a vanilla variance swap with strikes set at a certain percentage above and below the current index level. At expiry, if the index trades within the strike range for the entire period, the terminal payoff will be equivalent to a vanilla variance swap. If the index trades outside of the strike range during the holding period, the option replication swap position will generate a payoff that will be higher or lower than a vanilla variance swap based on the realized volatility while in the range and out of the range.

(d) Change in underlying index is only included if prior day closing level is between 188.40 and 386.06.

(e)  Payments to or from the counterparty are based on the volatility of the S&P 500 Index over a series of monthly observation periods from August 18, 2017 to August 17, 2018. Payment from counterparty is received if the S&P 500 Index price increases by more than 2% during each obversation period. The Fund pays the counterparty if the S&P 500 Index price decreases by more than 3% during each obversation period. Aggregate net premium of $2,064,000 paid to the Fund by counterparty over the term of the agreement.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2017

* As a percent of total investments.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Statement of Assets and Liabilities

August 31, 2017

ASSETS

Investments, at value (cost $62,617,729)	$62,399,494
Purchased options, at value (premiums paid $5,987,616)	2,013,896

Cash collateral for derivative instruments	87,227,221
Deposits at brokers for securities sold short and written options	290,164
Premiums paid for swap contracts	1,688,899
Unrealized appreciation on swap contracts and option agreements	33,241,511
Unrealized appreciation on forward currency contracts	41,197
Receivables:
Receivable for investments and derivatives sold	1,334,087
Receivable for Fund shares sold	48,271
Investment interest receivable	33,864
Prepaid expenses	25,086
Total Assets	188,343,690

LIABILITIES

Written options, at value (premiums received $8,803,564)	4,915,364
Securities sold short, at value (proceeds $11,770,838)	11,444,020
Premiums received from swap contracts	304,224
Unrealized depreciation on swap contracts and option agreements	5,064,197
Unrealized depreciation on forward currency contracts	923,589
Payables:
Payable for investments and derivatives purchased	2,247,458
Payable for Fund shares redeemed	9,925
Due to Investment Adviser	238,828
Distribution fees - Investor Shares (see Note 4)	375
Accrued expenses and other liabilities	88,823
Total Liabilities	25,236,803

NET ASSETS	$163,106,887

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Statement of Assets and Liabilities (continued)

August 31, 2017

COMPONENTS OF NET ASSETS

Paid in capital	156,893,635
Accumulated net investment loss	(10,001,289)
Accumulated realized loss on investments, purchased options, securities sold short,	(11,103,444)
swap contracts, forward currency contracts, and written options
Net unrealized appreciation (depreciation) on:
Investments	(218,235)
Purchased options	(3,973,720)
Securities sold short	326,818
Written options	3,888,200
Forward currency contracts	(882,392)
Swap contracts	28,177,314

Total Net Assets	$163,106,887

Investor Shares

Net assets applicable to shares outstanding	$15,657,669
Shares outstanding (unlimited shares authorized with $0.01 par value)	1,509,474

Net asset value, offering and redemption price* per share	$10.37

Institutional Shares

Net assets applicable to shares outstanding	$147,449,218
Shares outstanding (unlimited shares authorized with $0.01 par value)	14,149,518

Net asset value, offering and redemption price * per share	$10.42

* Redemption price per share of Investor Shares or Institutional Shares is NAV reduced by 1.00% if shares are held for 60 days or less

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Statement of Operations

For the Year Ended August 31, 2017

INVESTMENT INCOME

Interest income	$284,699
Dividend income	320,848

Total Investment Income	605,547

EXPENSES

Management fees	2,620,001
Broker fees (a)	423,505
Interest expense	175,219
Administration fees	161,540
Transfer agent fees	79,618
Shareholder servicing fees	76,314
Registration fees	51,412
Audit fees	39,404
Legal fees	32,177
Distribution fees (see Note 4)	28,408
Printing expense	25,127
Custody fees	17,269
Compliance fees	13,739
Trustee fees	6,676
Dividend expense	4,925
Other expenses	9,191

Total Expenses	3,764,525
Less: Expenses waived	(127,173)

Net Expenses	3,637,352

Net Investment Loss	(3,031,805)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on:
Investments	(956,969)
Purchased options	(38,536,237)
Securities sold short	656,474
Swap contracts	5,787,284
Written options	25,574,298
Forward currency contracts	(909,720)
Forward currency transactions	(2,212,186)
Net realized loss	(10,597,056)

Change in unrealized appreciation / (depreciation) on:
Investments	82,625
Purchased options	(1,397,557)
Securities sold short	326,991
Swap contracts	24,200,889
Written options	1,846,799
Forward currency contracts	88,175
Net change in appreciation	25,147,922

Net realized and unrealized gain on investments	14,550,866
Net increase in net assets resulting from operations	$11,519,061

(a) Includes administrative and stock borrowing fees

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
FROM OPERATIONS

Net investment loss	$(3,031,805)	$(2,180,547)
Net realized gain (loss) on investments, purchased options, securities sold
short, swap contracts, written options, and forward currency contracts	(10,597,056)	(70,245)
Change in unrealized appreciation / depreciation on investments, purchased options, securities sold short, swap contracts, written
options, and forward currency contracts	25,147,922	979,131

Net increase (decrease) in net assets resulting from operations	11,519,061	(1,271,661)

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income
Investor shares	(186,255)	-
Institutional shares	(3,484,321)	-

From net realized gain:
Investor shares	-	(70,458)
Institutional shares	-	(1,583,301)

Decrease in net assets from distributions	(3,670,576)	(1,653,759)

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold:
Investor shares	9,422,270	9,881,801
Institutional shares	45,159,592	82,373,982

Proceeds from shares reinvested:
Investor shares	186,255	70,458
Institutional shares	2,661,277	1,425,275

Cost of shares redeemed: *
Investor shares	(3,639,923)	(728,863)
Institutional shares	(40,181,878)	(8,959,605)

Net increase in net assets from capital share transactions	13,607,593	84,063,048

Net increase in net assets	21,456,078	81,137,628

NET ASSETS

Beginning of Period	141,650,809	60,513,181
End of Period	$163,106,887	$141,650,809

Accumulated net investment income / (loss)	$(10,001,289)	$664,718

Investor Shares

Shares sold	918,565	980,027
Shares issued on reinvestment of distributions	19,182	7,004
Shares redeemed	(360,349)	(73,228)

Net increase in shares outstanding	577,398	913,803

Institutional Shares

Shares sold	4,450,632	8,181,469
Shares issued on reinvestment of distributions	273,232	141,256
Shares redeemed	(3,951,708)	(896,662)

Net increase in shares outstanding	772,156	7,426,063

* Net of redemption fees.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Statement of Cash Flows

For the year ended August 31, 2017

CASH FLOW FROM OPERATING ACTIVITIES

Net increase in net assets from operations	$11,519,061

Adjustments to reconcile increase in net assets resulting
from operations to net cash provided by operating activities:

Purchases of investment securities	(206,866,637)
Exercise of purchased options	462,814
Proceeds from disposition of investment securities	164,541,738
Proceeds from securities sold short	172,360,925
Purchases to cover securities sold short	(159,933,594)
Premiums from written options	51,862,375
Assignment of written options	(400,735)
Purchases to cover written options	(23,680,956)
Premiums received for swap contracts	1,228,000
Amortization of swap premiums	320,962
Net cash received on swap contracts	6,901,107
Sale of short term investment securities, net	6,655,743
Increase in collateral for derivative instruments	(11,234,749)
Increase in deposits at brokers for derivative transactions	(290,164)
Increase in investment interest receivable	(20,224)
Decrease in prepaid expenses	13,505
Decrease in deposits payable to brokers	(5,584,954)
Increase in due to Investment Adviser	71,904
Decrease in accrued distribution fees	(1,675)
Decrease in accrued trustees fees	(3,141)
Decrease in accrued expenses and other liabilities	(32,496)
Unrealized appreciation from investments	(25,147,922)
Net realized loss from investments	7,475,150

Net cash provided by operating activities	(9,783,963)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from shares sold	54,604,638
Payment for shared redeemed	(43,997,631)
Cash distributions paid	(823,044)

Net cash provided by financing activities	9,783,963

Net change in cash	-

CASH:

Beginning of year	-

End of year	-

Supplemental disclosure of non cash financing activities:

Reinvestment of distibutions paid	$2,847,532

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Financial Highlights

Investor Shares
For a share outstanding throughout each period presented

						Period
	Year Ended		Year Ended			September 30, 2014*
	August 31, 2017		August 31, 2016			to August 31, 2015

Net asset value, beginning of period	$9.86		$10.11		$	$ 10.00

Income/(loss) from investment operations:

Net investment loss (1)	(0.23)		(0.22)			(0.21)
Net realized and unrealized gain on investments	0.96		0.16			0.46

Total from investment operations	0.73		(0.06)			0.25

Less distributions:

From net investment income	(0.22)		-			-
From net realized gains	-		(0.19)			(0.14)

Total distributions	(0.22)		(0.19)			(0.14)

Redemption fee proceeds (1)	0.00	(2)	0.00	(2)		-

Net asset value, end of period	$10.37		$9.86			$10.11

Total return (3)	7.56%		-0.59%			2.62%	(4)

Net assets, end of period (in thousands)	$15,658		$9,189			$185

Ratio of expenses to average net assets:

Before fees waived (6)	2.78%		2.66%			2.76%	(5)
After fees waived (6)	2.61%		2.43%			2.38%	(5)

Ratio of net investment loss to average net assets:

Before fees waived (8)	-2.38%		-2.49%			-2.71%	(5)
After fees waived (8)	-2.22%		-2.25%			-2.33%	(5)

Portfolio turnover rate (7)	65%		62%			195%	(4)

*	Commencement of operations

(1)	Calculated using average shares method

(2)	Amount represents less than $0.01 per share

(3)	Performance reported does not reflect sales charges. Effective December 31, 2015, the class no longer has an initial sales charge.

(4)	Not annualized

(5)	Annualized

(6)
The ratios of expenses to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015,  August 31, 2016 and August 31, 2017, excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, before fees waived/reimbursed by the Adviser, were 2.63%, 2.43% and 2.37%, respectively. Excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, after fees waived/reimbursed by the Adviser, were 2.25% 2.20% and 2.20%, respectively.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued

(8)
The ratios of net investment loss to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015, August 31, 2016 and August 31, 2017, excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, before fees waived/reimbursed by the Adviser, were -2.58%, -2.26% and -1.97%, respectively. Excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, after fees waived/reimbursed by the Adviser, were -2.20%, -2.02% and -1.81%, respectively.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Financial Highlights

Institutional Shares
For a share outstanding throughout each period presented

					Period
	Year Ended		Year Ended		September 30, 2014 *
	August 31, 2017		August 31, 2016		to August 31, 2015

Net asset value, beginning of period	$9.90		$10.14		$10.00

Income/(loss) from investment operations:

Net investment loss (1)	(0.20)		(0.20)		(0.19)
Net realized and unrealized gain on investments	0.96		0.15		0.47

Total from investment operations	0.76		(0.05)		0.28

Less distributions:

From net investment income	(0.24)		-		-
From net realized gains	-		(0.19)		(0.14)

Total distributions	(0.24)		(0.19)		(0.14)

Redemption fee proceeds (1)	0.00	(2)	0.00	(2)	-

Net asset value, end of period	$10.42		$9.90		$10.14

Total return	7.88%		-0.48%		2.93%	(3)

Net assets, end of period (in thousands)	$147,449		$132,462		$60,328

Ratio of expenses to average net assets:

Before fees waived (5)	2.42%		2.30%		2.49%	(4)
After fees waived (5)	2.34%		2.14%		2.17%	(4)

Ratio of net investment loss to average net assets:

Before fees waived (7)	-2.02%		-2.13%		-2.45%	(4)
After fees waived (7)	-1.95%		-1.97%		-2.13%	(4)

Portfolio turnover rate (6)	65%		62%		195%	(3)

*	Commencement of operations

(1)	Calculated using average shares method

(2)	Amount represents less than $0.01 per share

(3)	Not annualized

(4)	Annualized

(5)
The ratios of expenses to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015 and August 31, 2016 and August 31, 2017, excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, before fees waived/reimbursed by the Adviser, were 2.34%, 2.10% and 2.03%, respectively. Excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, after fees waived/reimbursed by the Adviser, were 2.02%, 1.95% and 1.95%, respectively.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued

(7)
The ratios of net investment loss to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015 and August 31, 2016 and August 31, 2017, excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, before fees waived/reimbursed by the Adviser, were -2.30%, -1.94% and -1.63%, respectively.  Excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, after fees waived/reimbursed by the Adviser, were -1.98%,  -1.79% and -1.56%, respectively.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017
Note 1 – Organization

Infinity Q Diversified Alpha Fund (the "Fund") is a diversified series of Trust for Advised Portfolios (the "Trust"). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. Infinity Q Capital Management LLC (the "Adviser") serves as the investment manager to the Fund.

The Fund seeks to generate positive absolute returns. The Fund's objective is not fundamental, and may be changed without shareholder approval. The Fund commenced operations on September 30, 2014. The Fund currently offers two share classes, Investor Class and Institutional Class. Each class of shares represents an equal interest in the Fund, except that they have different expenses, which reflects the difference in the range of services provided to them. Income, expenses (other than those attributable to a specific class), and realized and unrealized gains and losses on investments are allocated daily to each class based on relative net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with $0.01 par value. All shares of the Fund have equal rights and privileges.

In order to achieve its investment objective, the Fund invests up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled Cayman Islands subsidiary, the Infinity Q Commodity Fund LLC (the "Subsidiary"). The Subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with its investment objectives and policies specified in the Prospectus and Statement of Additional Information. At August 31, 2017 the Fund's investment in the Subsidiary represented approximately 15.2% of the Fund's net assets.

The results of the operations of the Subsidiary were as follows:

Net investment income	$80,278
Net realized gain	512,438
Net change in unrealized appreciation (depreciation)	-
Net increase in net assets resulting from Operations	$592,716

The Consolidated Financial Statements of the Fund include the investment activity and financial statements of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Because the Fund may invest a substantial portion of its assets in the Subsidiary, the Fund may be considered to be investing indirectly in some of those investments through the Subsidiary. For that reason, references to the Fund may also include its Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis. The Fund and its Subsidiary are each a "commodity pool" under the U.S. Commodity Exchange Act, and the Adviser is a "commodity pool operator" registered with and regulated by the Commodity Futures Trading Commission ("CFTC"). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and its Subsidiary under CFTC and the U.S. Securities and Exchange Commission (the "SEC") harmonized regulations.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017
At August 31, 2017, the investments held in the Subsidiary were swap contracts, for which the notional amount was $171,485,168, and a money market investment as included in the Consolidated Schedule of Investments. At August 31, 2017, there were no unrealized gains or losses in the Subsidiary. The Subsidiary holds cash and cash equivalents as collateral on the swap contracts.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

(a) Securities Valuation

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). The inputs or methodology used in determining the value of the Fund's investments are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad categories as defined below:

Level 1 - Quoted prices in active markets for identical securities.  An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Significant unobservable inputs, including the Fund's own assumptions in determining fair value of investments

Equity securities that are traded on a national securities exchange are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Debt securities including corporate, convertible, U.S. government agencies, U.S. treasury obligations, and sovereign issues are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The service providers' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risk/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017
Short-term investments classified as money market instruments are valued at net asset value price. These investments are categorized as Level 1 of the fair value hierarchy.

Other financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by the Adviser or a pricing service using model pricing tailored to the type of security held. The pricing models use various inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, implied volatility and exchange rates.

The liquidity of individual options is dynamic and changes as a function of the market environment for the underlying security. The Fund values exchange traded options at mean price. For currency and barrier options, valuation models are employed using available market data. These option positions are categorized as Level 2 in the fair value hierarchy. The Fund makes cross-asset correlation investments, at times utilizing contingent, dual binary, and worst-of options. The Adviser deems these positions to be illiquid and classifies these positions as Level 2 or Level 3 in the fair value hierarchy. Quotes from a pricing service are used to estimate the implied correlation levels as an input to these models. A 1% change in the implied correlation could change the value by up to 8.7%, which, depending on the direction of the change, could either increase or decrease the position's value.

The Fund makes investments in forward starting calls and puts on major equity indices. The Adviser deems these positions to be illiquid and classifies these positions as Level 3 in the fair value hierarchy. Quotes from a pricing service are used to estimate the implied volatility levels as an input to these models. A 1% change in the implied volatility could change the value by up to 32.4%, which, depending on the direction of the change, could either increase or decrease the position's value.

Credit Default Swaps (CDS) are valued using the ISDA Standard Upfront Model and available market data. These positions are categorized as Level 2 in the fair value hierarchy. The Fund makes investments in various types of volatility and variance swaps. The Adviser deems vanilla volatility and variance swaps as Level 2 positions and corridor variance swaps as Level 3 positions in the fair value hierarchy. The Adviser uses model pricing to calculate the fair volatility level for each corridor variance swap trade. The Adviser uses quotes from a pricing service and brokers to estimate implied volatility levels as an input to these models. A 1% change in the volatility level could change the value of corridor variance swaps by up to 289.9%.

The Fund makes dispersion investments using volatility and variance swaps and options on dispersion. With the exception of dispersion trades, single stock volatility and variance swaps rarely trade. As a result, the Adviser deems these positions to be illiquid and classifies these positions as Level 3 in the fair value hierarchy. The Adviser uses model pricing to calculate the fair volatility level for each leg of the dispersion trade. The Adviser uses quotes from a pricing service and brokers to estimate implied volatility levels as an input to these models. A 1% change in the volatility spread could change the value by up to 340.50%, which, depending on the direction of the change, could either increase or decrease the position's value.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017
The Fund makes cross-asset correlation investments using correlation and covariance swaps. The Adviser deems these positions to be illiquid and classifies these positions as Level 3 in the fair value hierarchy. The Adviser uses a third party calculation agent to value these positions. The local volatility model is used to calculate the fair correlation level for correlation swaps. Quotes from a pricing service are used to estimate the implied correlation levels as an input to these models. A 1% change in the implied correlation could change the value by up to 34.4%, which, depending on the direction of the change, could either increase or decrease the position's value.

The Fund makes investments in option replication swaps as an alternative method of investing in variance. These investments are based on the values of a replication portfolio of OTC options that is used in place of a vanilla variance swap with strikes set at a certain percentage above and below the current index level. At expiry, if the index trades within the strike range for the entire period, the terminal payoff will be equivalent to a vanilla variance swap. If the index trades outside of the strike range during the holding period, the option replication swap position will generate a payoff that will be higher or lower than a vanilla variance swap based on the realized volatility while in the range and out of the range. A 1% change in the implied volatility could change the value by up to 24.7%, which depending on the direction of the change, could either increase or decrease the position's value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair values of the Fund's consolidated investments in each investment type as of August 31, 2017:
	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stocks	$4,464,141	$-	$-	$4,464,141
Exchange Traded Funds	10,928,050	-	-	10,928,050
Options Purchased	-	1,448,660	565,236	2,013,896
Short-Term Investments	47,007,303	-	-	47,007,303
Total Assets	62,399,494	1,448,660	565,236	64,413,390

Liabilities
Securities Sold Short	(11,444,020)	-	-	(11,444,020)
Total	$50,955,474	$1,448,660	$565,236	$52,969,370

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017
	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments *
Written Options	$-	$(4,915,364)	$-	$(4,915,364)
Forward Currency Contracts	-	(882,392)	-	(882,392)
Credit Default Swaps	-	(498,121)	-	(498,121)
Total Return Swap Contracts	-	888,913	-	888,913
Correlation Swap Contracts	-	-	19,916,319	19,916,319
Dispersion Swap Contracts	-	-	539,460	539,460
Variance Swap Contracts	-	8,841,167	(1,868,265)	6,972,902
Option Agreement	-	-	357,841	357,841
Total	$-	$3,434,203	$18,945,355	$22,379,558

* Other financial instruments are derivative instruments, including swap contracts, foreign currency contracts, and written options. Total return swap contracts, credit default swap contracts, other swap contracts, and foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Purchased Options	Written Options	Other Financial Instruments
Balance at August 31, 2016	$-	$(1,568,276)	$5,795,325
Purchased	994,385	-	-
Sales Proceeds	-	-	(3,475,949)
Realized Gain	-	2,520,000	3,475,949
Change in unrealized appreciation/depreciation	(429,149)	(951,724)	13,150,030
Expirations	-	-	-
Balance at August 31, 2017	$565,236	$-	$18,945,355

The Fund recognizes transfers between levels at the end of the reporting period. There were no transfers between levels at the year ended August 31, 2017.

(b) Securities Sold Short

The Fund is engaged in selling securities short, which obligates it to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017
(c) Derivatives

The Fund utilizes derivatives in its investment strategies. The Fund's primary strategies are as follows: Volatility, Equity Long Short, Relative Value, and Global Macro. The Fund implements these strategies by investing either directly in, or through swaps on, a broad range of instruments, including, but not limited to, equities, bonds, currencies, commodities, master limited partnerships, credit derivatives, convertible securities, futures, forwards, options and swaps.

The following provides more information on specific types of derivatives and activity in the Fund. The use of derivative instruments by the Fund for the year ended August 31, 2017 was related to the use of swap contracts, purchased and written options, and forward foreign currency contracts.

Swap Agreements – The Fund invests in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or portfolio of assets (such as a single security, combination or "basket" of securities, or an index). The value of the Fund's swap positions increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. The Fund also makes investments in other swaps, including variance, dispersion, and correlation swaps. These swaps have strike prices for the underlying volatility or correlation of an index, basket, or foreign exchange rate, and the Fund realizes a gain or loss based on the realized value during the observation period relative to the strike price for the respective swap type.

Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss on a swap contract may exceed the amount recorded as an asset or liability on the Consolidated Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under a contract's terms and the possible lack of liquidity with respect to the contracts.

The Fund also enters into credit default swap agreements, credit default index swap agreements and similar agreements as a protection "seller" or as a "buyer" of credit protection.  The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not held by the Fund.  The protection "buyer" in a credit default swap agreement is generally obligated to pay the protection "seller" a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection "buyer" may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract.  If a credit event occurs, an auction process is used to determine the "recovery value" of the contract.  The seller then must pay the buyer the "par value" (full notional value) of the swap contract minus the "recovery value" as determined by the auction process.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017
As a seller of protection, the Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, the Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract.  If a credit event occurs, the Fund will be generally obligated to pay the buyer the "par value" (full notional value) of the swap contract minus the "recovery value" as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based.  Additionally, if the Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses. As of August 31, 2017, the Fund had outstanding swap contracts as listed on the Consolidated Schedule of Investments.

Options Contracts – The Fund may write call and put options on securities, derivative instruments, or currencies. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Written options which are closed or exercised will result in a gain if the closing transaction is less than the premium received. The Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Purchasing options will result in a gain if the closing transaction is more than the premium paid.

The Fund both purchased and wrote options contracts during the year ended August 31, 2017. The Fund had outstanding purchased and written option contracts as listed on the Consolidated Schedule of Investments as of August 31, 2017.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017

Forward and Futures Contracts – The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund entered into forward currency contracts during the year ended August 31, 2017. The Fund had outstanding forward currency contracts outstanding as listed on the Consolidated Schedule of Investments as of August 31, 2017.

Derivative Investment Holdings Categorized by Risk Exposure - The following table sets forth the fair value and the location in the Consolidated Statement of Assets and Liabilities of the Fund's derivative contracts by primary risk exposure as of August 31, 2017:

Consolidated Statement of Assets and Liabilities Location

	Assets
	Purchased Options	Unrealized Appreciation on Forward Currency Contracts	Unrealized Appreciation on Swap Contracts *
Credit Contracts	$-	$-	$314,021
Currency Contracts	205,598	41,197	-
Equity Contracts	334,550	-	1,074,736
Volatility Contracts	1,473,748	-	31,852,754
Total	$2,013,896	$41,197	$33,241,511

	Liabilities
	Written Options	Unrealized Depreciation on Forward Currency Contracts	Unrealized Depreciation on Swap Contracts *
Credit Contracts	$-	$-	$(812,142)
Currency Contracts	(1,229,365)	(923,589)	-
Equity Contracts	(1,285,999)	-	(31,024)
Volatility Contracts	(2,400,000)	-	(4,221,031)
Total	$(4,915,364)	$(923,589)	$(5,064,197)

* Includes cumulative appreciation/depreciation of swap contracts as shown in the Schedule of Investments.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017

The following tables set forth the Fund's realized and unrealized gain / (loss), as reflected in the Consolidated Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended August 31, 2017:

Amount of Realized Gain / (Loss) on Derivatives

Risk Exposure Category	Purchased Options	Swap Contracts	Written Options	Foreign Currency Contracts	Total
Commodity Contracts	$(428,700)	$512,438	$303,860	$-	$387,598
Credit Contracts	-	(1,115,799)	-	-	(1,115,799)
Currency Contracts	(2,214,723)	-	896,760	(909,720)	(2,227,683)
Equity Contracts	(27,425,404)	2,845,055	18,033,592	-	(6,546,757)
Interest Contracts	(341,251)	-	328,440	-	(12,811)
Volatility Contracts	(8,126,159)	3,545,590	6,011,646	-	1,431,077
Total	$(38,536,237)	$5,787,284	$25,574,298	$(909,720)	$(8,084,375)

Change in Unrealized Gain / (Loss) on Derivatives

Risk Exposure Category	Purchased Options	Swap Contracts	Written Options	Foreign Currency Contracts	Total
Credit Contracts	$-	$232,446	$-	$-	$232,446
Currency Contracts	(948,231)	-	1,228,435	88,175	368,379
Equity Contracts	697,872	2,137,509	(412,144)	-	2,423,237
Interest Rate	98,200	-	(102,996)	-	(4,796)
Volatility Contracts	(1,245,398)	21,830,934	1,133,504	-	21,719,040
Total	$(1,397,557)	$24,200,889	$1,846,799	$88,175	$24,738,306

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017

The following table shows the average volume of derivative activity for the Fund during the year ended August 31, 2017:

Derivative Type	Unit of Measure	Average Volume
Credit default swaps	Notional Amount	$73,153,846
Total return swaps and other swaps	Notional Amount	$263,759,160
Purchased options	Contracts	220,606
Purchased options	Notional Amount	$1,020,769
Purchased option currency contracts	Principal Amount	$62,892,308
Written options	Contracts	(43,456)
Written option currency contracts	Principal Amount	$(119,192,308)
Forward currency contracts	Notional Amount	$118,722,986

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017

As of August 31, 2017, the Fund held the following derivative instruments that were subject to offsetting on the Consolidated Statement of Assets and Liabilities:

			Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Offsetting Derivative Position	Cash Collateral Pledged (Received) (1)	Net Amount
Assets:

Credit Default Swaps
Bank of America Merrill Lynch	$ 314,021	$ -	$ 314,021	$ (314,021)	$ -	$ -

Forward Contracts
Morgan Stanley	41,197	-	41,197	(41,197)	-	-

Options
Citigroup	1,643,958	-	1,643,958	(1,643,958)	-	-
Morgan Stanley	369,938	-	369,938	(369,938)	-	-

Total Return Swaps
Bank of America Merrill Lynch	372,775	-	372,775	(169,733)	-	203,042
Societe Generale	716,895	-	716,895	(31,024)	-	685,871

Other Swaps
Bank of America Merrill Lynch	2,670,982	-	2,670,982	(2,117,876)	-	553,106
Citigroup	6,389,521	-	6,389,521	(11,513)	-	6,378,008
Morgan Stanley	17,264,068	-	17,264,068	(1,052,648)	-	15,761,420
Societe Generale	5,155,408	-	5,155,408	(419,261)	-	4,736,147

Option Agreements
Bank of America Merrill Lynch	357,841	-	357,841	-	-	357,841

	$ 35,296,604	$ -	$ 35,296,604	$ (6,621,169)	$ -	$ 28,675,435

(1)	Any over-collateralization of total financial instruments or cash is not shown.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017
				Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Offsetting Derivative Position	Cash Collateral Pledged (Received) (1)	Net Amount
Liabilities:

Credit Default Swaps
Bank of America Merrill Lynch	$ (699,706)	-	$ (699,706)	$ 314,021	$ 385,685	$ -
Morgan Stanley	(112,436)	-	(112,436)	-	112,436	-

Forward Contracts
Morgan Stanley	(923,589)	-	(923,589)	41,197	882,392	-

Written Options
Citigroup	(3,695,999)	-	(3,695,999)	1,643,958	2,052,041	-
Morgan Stanley	(1,219,365)	-	(1,219,365)	369,938	849,427	-

Total Return Swaps
Bank of America Merrill Lynch	(169,733)	-	(169,733)	169,733	-	-
Societe Generale	(31,024)	-	(31,024)	31,024	-	-

Other Swaps
Bank of America Merrill Lynch	(2,117,876)	-	(2,117,876)	2,117,876	-	-
Citigroup	(11,513)	-	(11,513)	11,513	-	-
Morgan Stanley	(1,502,648)	-	(1,502,648)	1,502,648	-	-
Societe Generale	(419,261)	-	(419,261)	419,261	-	-

	$ (10,903,150)	$ -	$ (10,903,150)	$ 6,621,169	$ 4,281,981	$ -

(1)	Any over-collateralization of total financial instruments or cash is not shown.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017
(d) Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund is required to evaluate tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended August 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. As of August 31, 2017, the tax years ended August 31, 2015 and August 31, 2016 are subject to examination. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, will be distributed annually. Net realized gains from investment transactions, if any, will be distributed to shareholders annually. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017

(g) Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(h) Security Transactions and Investment Income

The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

(i) Restricted Cash & Deposits with Broker

At August 31, 2017, the Fund held restricted cash in connection with investments with certain derivative securities. Restricted cash is held in a segregated account with the Fund's custodian and is reflected on the Consolidated Statement of Assets and Liabilities as cash collateral for derivative instruments. On August 31, 2017, the Fund had pledged the following amounts as collateral for open currency contracts, swap contracts, and written options:

Counterparty	Amount Pledged
Bank of America Merrill Lynch	$24,842,440
Citigroup	31,204,781
Morgan Stanley	18,870,000
Societe Generale	12,310,000
$87,227,221

At August 31, 2017, the Fund had $290,164 deposited at Citigroup in margin for short sales and written options as reflected on the Consolidated Statement of Assets and Liabilities.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017

Note 3 – Investment Management Agreement and Other Transactions with Affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.70%. Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will reimburse the Fund for expenses in excess of 1.95% and 2.20% of average daily net assets for Institutional Class shares and Investor Class shares, respectively, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and expense relating to short sales, borrowing costs, and brokers' commissions, and other charges relating to the purchase and sale of the Fund's portfolio securities. The Adviser (without the approval of the Board of Trustees) is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement during the trailing three years, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the established cap on expenses for that year.

At August 31, 2017, the amounts waived by the Adviser by year are as follows:

Amounts Available for Recoupment	Expiration
$151,109	August 31, 2015
174,049	August 31, 2016
127,173	August 31, 2027
$452,331

U.S. Bancorp Fund Services, LLC ("USBFS") serves as the Fund's administrator and transfer agent.  U.S. Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC, an affiliate of USBFS, acts as the Fund's distributor and principal underwriter.

The Independent Trustees were paid $6,676 for their services and reimbursement of travel expenses during the year ended August 31, 2017. No compensation is paid to the Interested Trustee or officers of the Trust.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017
Note 4 – Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 for the Fund's Investor Class shares (the "Plan") that allows the Fund to pay fees for the sale, distribution and servicing of its Investor Class shares. The Plan provides for a distribution and servicing fee of up to 0.25% of the Investor Class shares' average daily net assets. The Fund paid $28,408 in distribution fees for the year ended August 31, 2017.

Third party distribution and servicing expenses may be paid directly by the Fund or through the Investment Adviser in its administrative role for purposes of facilitating and monitoring payments under the Plan.

Quasar Distributors, LLC (the "Distributor"), acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares and is paid for its services by the Investment Adviser out of the fees received under the Plan and may be paid out of the Investment Adviser's own resources. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

Note 5 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under section 2(a)(9) of the 1940 Act. As of August 31, 2017, Infinity Q Capital Management LLC held approximately 27% of the outstanding shares of the Institutional Class shares of the Fund and Charles Schwab & Company, Inc. held approximately 87% and 36%, in aggregate for the benefit of others, of the outstanding Investor Class and Institutional Class shares of the Fund, respectively.

Note 6 – Investment Transactions

Purchases and sales of investment securities (excluding swap contracts, options, and other short-term investments) for the Fund for the year ended August 31, 2017, were as follows:

Purchases	$ 142,834,561
Sales	$ 137,340,968

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017

Note 7 – Tax Information and Distributions to Shareholders

The tax character of distributions paid during the years ended August 31, 2016, and August 31, 2017 were as follows:

	Year Ended August 31, 2017	Year Ended August 31, 2016
Distributions Paid From:
Ordinary Income	$3,670,576	$-
Short-Term Capital Gains	-	186,277
Long-Term Capital Gains	-	1,467,482
Total Distributions Paid	$3,670,576	$1,653,759

As of August 31, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Investments	Securities Sold Short	Written Options	Forward Currency Contracts	Swap Contracts	Total
Tax Cost of Investments	$66,481,590	$(11,770,838)	$(7,063,444)	$(634,658)	$1,812,789	$48,825,439

Unrealized Appreciation	1,804,690	668,481	2,681,479	26,937	30,589,131	35,770,718

Unrealized Depreciation	(3,872,890)	(341,663)	(533,399)	(274,671)	(2,839,931)	(7,862,554)

Net Unrealized Appreciation (Depreciation)	(2,068,200)	326,818	2,148,080	(247,734)	27,749,200	27,908,164

Other Accumulated Gain/(Loss)	(21,694,912)	-	-	-	-	(21,694,912)

Total Accumulated Gain/(Loss)	(23,763,112)	326,818	2,148,080	(247,734)	27,749,200	6,213,252

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017
U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to holdings in derivative investments and the investment in the Subsidiary. These classifications have no effect on net assets or net asset value per share. For the year ended August 31, 2017, the following table shows the reclassifications made:

Undistributed Net Investment Income / (Loss)	Accumulated Net Realized Gain / (Loss)	Paid in Capital
$ (3,963,626)	$ 3,963,626	$ -

At August 31, 2017, the Fund had capital loss carryforwards, which reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. At August 31, 2017, none of the capital loss carryforwards are subject to expiration. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Short-Term	Long-Term	Total
$ 102,060	$ 11,385,019	$ 11,487,079

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. At August 31, 2017, the Fund deferred on a tax basis the following losses:

Net Investment Income	Short-Term	Long-Term
$ 10,207,833	$ -	$ -

Note 8 – Underlying Investment in Other Investment Companies

The Fund currently invests a portion of its assets in Fidelity Institutional Money Market Portfolio - Class I ("Fidelity"). The performance of the Fund may be directly affected by the performance of Fidelity. Fidelity is registered under the 1940 Act as an open-ended management investment company. Fidelity invests in a diversified portfolio of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Fidelity also invests more than 25% of its total assets in the financial services industries. The financial statements of Fidelity, including the portfolio of investments, can be found at the Security and Exchange Commission's website and should be read in conjunction with the Fund's financial statements. As of August 31, 2017, approximately 19.5% of the Fund's net assets were invested in Fidelity.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2017
Note 9 – Subsequent Events

Management has evaluated events and transactions that occurred subsequent to August 31, 2017 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Infinity Q Diversified Alpha Fund

We have audited the accompanying consolidated statement of assets and liabilities of Infinity Q Diversified Alpha Fund, a series of shares of beneficial interest in Trust for Advised Portfolios, (the "Fund") including the consolidated schedule of investments, as of August 31, 2017, and the related consolidated statement of operations and consolidated statement of cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended and the consolidated financial highlights for each of the years in the two-year period then ended and for the period from September 30, 2014 (commencement of operations) to August 31, 2015.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2017 by correspondence with the custodian, counterparties, brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Infinity Q Diversified Alpha Fund as of August 31, 2017, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the period from September 30, 2014 to August 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 1, 2018

Infinity Q Diversified Alpha Fund
TRUSTEES AND OFFICER INFORMATION (Unaudited)
Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee

Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Private Investor. Previously Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Interested Trustee(5)
Ian Martin 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1968	Trustee and Chairman	Trustee Since 2013 Chairman Since 2015	Executive Vice President, U.S. Bancorp Fund Services, LLC.	1	None

Infinity Q Diversified Alpha Fund
TRUSTEES AND OFFICER INFORMATION (Continued)
Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	President and Principal Executive Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present)
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1975	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (2012 to present); Contract Attorney, various law firms (2009-2012)

(1)   Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)   The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)   "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

(4)   The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

(5)   Mr. Martin is an "interested person" of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust's distributor.

General Information

Infinity Q Diversified Alpha Fund
August 31, 2017 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES
You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-844-IQFUND1 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE
The Fund files its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room. For information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION
For the fiscal year ended August 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Infinity Q Diversified Alpha Fund 0.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2017 was as follows:

Infinity Q Diversified Alpha Fund 0.00%

INFINITY Q DIVERSIFIED ALPHA FUND

ANNUAL REPORT – Period Ended August 31, 2017

Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on August 22 and 23, 2017, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with Infinity Q  Capital Management, LLC ("Infinity Q" or the "Adviser"), for the Infinity Q Diversified Alpha Fund (the "Fund").  Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services to be provided by the Adviser to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board's determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board's approval of the continuance of the Advisory Agreement:

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations.  In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•
In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel that would be involved in the day-to-day activities of the Fund.  The Board noted that the Adviser's implementation of the Fund's multifaceted investment strategy requires a specialized set of skills.  The Board also considered the resources and compliance structure of Infinity Q, including information regarding its compliance program, its chief compliance officer and Infinity Q's compliance record, and its disaster recovery/business continuity plan.  The Board also considered the prior relationship between Infinity Q and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Adviser's risk management process.  The Board concluded that Infinity Q had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•
In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to appropriate securities benchmarks.  With respect to the Fund, the Board considered that the Fund had outperformed relative to its peer group, its benchmark index, and further, that the Fund had a performance record of less than three years.

•
The Trustees also reviewed the cost of the services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds.  After reviewing the materials that were provided, the Trustees concluded that the fees to be received by Infinity Q were fair and reasonable.

•
With respect to the Fund, the Trustees considered Infinity Q's assertion that, based on the asset size of the Fund, economies of scale had not yet been achieved.  The Trustees also took into account that Infinity Q continues to contractually subsidize the Fund through advisory fee waivers and/or expense reimbursements to maintain the Fund's expense caps.  The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

•
The Trustees considered the profitability of Infinity Q from managing the Fund.  In assessing Infinity Q's profitability, the Trustees reviewed Infinity Q's financial information that was provided in the Board materials and took into account both the direct and indirect benefits to Infinity Q from managing the Fund.  The Trustees concluded that Infinity Q's profits from managing the Fund were not excessive and, after a review of the relevant financial information, Infinity Q appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Investment Adviser
Infinity Q Capital Management, LLC
888 7th Avenue, Suite 3700
New York, NY 10106

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius, LLP
111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio, David S. Krause and Harry E. Resis are the "audit committee financial expert" and are considered to be "independent" as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no "Other services" provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Infinity Q Diversified Alpha Fund
	BBD, LLP
	FYE 8/31/2017	FYE 8/31/2016
Audit Fees	$35,000	$35,000
Audit-Related Fees	N/A	N/A
Tax Fees	$4,500	$4,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Infinity Q Diversified Alpha Fund
	BBD, LLP
	FYE 8/31/2017	FYE 8/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Infinity Q Diversified Alpha Fund
	BBD, LLP
Non-Audit Related Fees	FYE 8/31/2017	FYE 8/31/2016
Registrant	$4,500	$4,500
Registrant's Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees

Item 11. Controls and Procedures.

(a)
The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By            /s/ Christopher E. Kashmerick
                 Christopher E. Kashmerick, President

Date   February 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Christopher E. Kashmerick
                Christopher E. Kashmerick, President

Date   February 1, 2018

By           /s/ Russell B. Simon
                Russell B. Simon, Treasurer

Date   February 1, 2018